================================================================================






                      FIDELITY EQUIPMENT LEASE TRUST 1999-1
                                   as Issuer,


                                       and


                         HARRIS TRUST AND SAVINGS BANK,
            not in its individual capacity but solely in its capacity
                              as Indenture Trustee


                       -----------------------------------


                                    INDENTURE

                            Dated as of June 2, 1999


                       -----------------------------------


                 $56,955,084 Receivable-Backed Notes, Class A-1 $27,949,428 Receivable-Backed Notes, Class A-2 $20,880,822 Receivable-Backed Notes, Class A-3 $33,961,804 Receivable-Backed Notes, Class A-4
                   $9,749,800 Receivable-Backed Notes, Class B
                   $4,874,900 Receivable-Backed Notes, Class C
                   $4,468,658 Receivable-Backed Notes, Class D


================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01   Definitions.....................................................2
Section 1.02   Rules of Construction...........................................8


                                   ARTICLE TWO

                                    THE NOTES

Section 2.01   Form............................................................9
Section 2.02   Execution, Authentication and Delivery.........................11
Section 2.03   Temporary Notes................................................11
Section 2.04   Registration; Registration of Transfer and Exchange............12
Section 2.05   Mutilated, Destroyed, Lost or Stolen Notes.....................13
Section 2.06   Persons Deemed Owner...........................................14
Section 2.07   Payment of Principal and Interest; Defaulted Interest..........14
Section 2.08   Cancellation...................................................15
Section 2.09   Book-Entry Notes...............................................16
Section 2.10   Notices to Depository..........................................20
Section 2.11   Definitive Notes...............................................21
Section 2.12   Release of Collateral..........................................21
Section 2.13   Tax Treatment..................................................21
Section 2.14   Noteholder Direction...........................................21
Section 2.15   Additional Restrictions on the Class D Notes...................22
Section 2.16   Listing Restrictions...........................................22


                                  ARTICLE THREE

                                    COVENANTS

Section 3.01   Payment of Principal and Interest..............................23
Section 3.02   Maintenance of Office or Agency................................23
Section 3.03   Money for Payments to be Held in Trust.........................23
Section 3.04   Existence......................................................25
Section 3.05   Protection of Collateral.......................................25
Section 3.06   Opinions as to Collateral......................................26
Section 3.07   Performance of Obligations; Servicing of Contracts.............26
Section 3.08   Negative Covenants.............................................27
Section 3.09   Issuer May Consolidate, etc. Only on Certain Terms.............28

Section 3.10   Successor or Transferee........................................29
Section 3.11   No Other Business..............................................30
Section 3.12   No Borrowing...................................................30
Section 3.13   Notice of Events of Default....................................30
Section 3.14   Further Instruments and Acts...................................30
Section 3.15   Compliance with Laws...........................................30
Section 3.16   Amendments of the Sale and Servicing Agreement
                and the Trust Agreement.......................................30
Section 3.17   Removal of Administrator.......................................30
Section 3.18   Representations and Warranties of Issuer.......................30


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 4.01   Satisfaction and Discharge of Indenture........................31
Section 4.02   Application of Trust Money.....................................32
Section 4.03   Repayment of Moneys Held by Paying Agent.......................33


                                  ARTICLE FIVE

                                    REMEDIES

Section 5.01   Events of Default..............................................33
Section 5.02   Rights Upon Event of Default...................................34
Section 5.03   Collection of Indebtedness and Suits for Enforcement
                by Indenture Trustee; Authority of Indenture Trustee..........34
Section 5.04   Remedies.......................................................37
Section 5.05   Optional Preservation of the Contracts.........................37
Section 5.06   Priorities.....................................................38
Section 5.07   Limitation of Suits............................................38
Section 5.08   Unconditional Rights of Noteholders to Receive
                Principal and Interest........................................39
Section 5.09   Restoration of Rights and Remedies.............................39
Section 5.10   Rights and Remedies Cumulative.................................39
Section 5.11   Delay or Omission Not a Waiver.................................39
Section 5.12   Control by Noteholders.........................................39
Section 5.13   Waiver of Past Defaults........................................40
Section 5.14   Undertaking for Costs..........................................40
Section 5.15   Waiver of Stay or Extension Laws...............................40
Section 5.16   Action on Notes................................................41
Section 5.17   Performance and Enforcement of Certain Obligations.............41

                                   ARTICLE SIX

                              THE INDENTURE TRUSTEE

Section 6.01   Duties of Indenture Trustee....................................41
Section 6.02   Rights of Indenture Trustee....................................43
Section 6.03   Individual Rights of Indenture Trustee.........................44
Section 6.04   Indenture Trustee's Disclaimer.................................44
Section 6.05   Notice of Defaults.............................................44
Section 6.06   Reports by Indenture Trustee to Holders........................45
Section 6.07   Compensation and Indemnity.....................................45
Section 6.08   Replacement of Indenture Trustee...............................45
Section 6.09   Successor Indenture Trustee by Merger..........................47
Section 6.10   Appointment of Co-Indenture Trustee
                or Separate Indenture Trustee.................................47
Section 6.11   Eligibility....................................................48
Section 6.12   [Reserved].....................................................49
Section 6.13   Representations and Warranties of Indenture Trustee............49


                                  ARTICLE SEVEN

                         NOTEHOLDERS' LISTS AND REPORTS

Section 7.01   Issuer to Furnish Indenture Trustee Names
                and Addresses of Noteholders..................................49
Section 7.02   Preservation of Information: Communication to Noteholders......50
Section 7.03   Reports by Indenture Trustee...................................50


                                  ARTICLE EIGHT

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01   Collection of Money............................................50
Section 8.02   Trust Accounts.................................................50
Section 8.03   General Provisions Regarding Accounts..........................53
Section 8.04   Release of Collateral..........................................53
Section 8.05   Opinion of Counsel.............................................54


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 9.01   Supplemental Indentures Without Consent of Noteholders.........54
Section 9.02   Supplemental Indentures With Consent of Noteholders............55
Section 9.03   Execution of Supplemental Indentures...........................56
Section 9.04   Effect of Supplemental Indenture...............................56
Section 9.05   Reference in Notes to Supplemental Indentures..................56

                                   ARTICLE TEN

                               REDEMPTION OF NOTES

Section 10.01  Redemption.....................................................57
Section 10.02  Form of Redemption Notice......................................57
Section 10.03  Notes Payable on Redemption Date...............................57


                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

Section 11.01  Compliance Certificates and Opinions, etc......................58
Section 11.02  Form of Documents Delivered to Indenture Trustee...............58
Section 11.03  Acts of Noteholders............................................59
Section 11.04  Notices........................................................60
Section 11.05  Notices to Noteholders; Waiver.................................60
Section 11.06  Alternate Payment and Notice Provisions........................61
Section 11.07  Effect of Headings and Table of Contents.......................61
Section 11.08  Successors and Assigns.........................................61
Section 11.09  Separability...................................................61
Section 11.10  Benefits of Indenture..........................................61
Section 11.11  Legal Holidays.................................................61
Section 11.12  Governing Law..................................................61
Section 11.13  Counterparts...................................................61
Section 11.14  Recording of Indenture.........................................61
Section 11.15  Trust Obligation...............................................62
Section 11.16  No Petition....................................................62
Section 11.17  Inspection.....................................................62
Section 11.18  No Substantive Review of Compliance Documents..................62



EXHIBITS

Exhibit A      --    Form of Sale and Servicing Agreement....................A-1
Exhibit B-1    --    Form of Class A-1 Note................................B-1-1
Exhibit B-2    --    Form of Class A-2 Note................................B-2-1
Exhibit B-3    --    Form of Class A-3 Note................................B-3-1
Exhibit B-4    --    Form of Class A-4 Note................................B-4-1
Exhibit C      --    Form of Class B Note....................................C-1
Exhibit D      --    Form of Class C Note....................................D-1
Exhibit E      --    Form of Class D Note....................................E-1
Exhibit F      --    Form of Note Assignment.................................F-1
Exhibit G      --    Form of Note Depository Agreement.......................G-1
Annex A        --    Form of Investor's Letter

                                    INDENTURE

         This Indenture, dated as of June 2, 1999 (this "Indenture"), is between Fidelity Equipment Lease Trust 1999-1, a Delaware business trust (the "Issuer") and Harris Trust and Savings Bank in its capacity as indenture trustee (the "Indenture Trustee") and not in its individual capacity.

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Issuer's 5.155% Receivable-Backed Notes, Class A-1 (the "Class A-1 Notes"), 5.860% Receivable-Backed Notes, Class A-2 (the "Class A-2 Notes"), 6.090% Receivable-Backed Notes, Class A-3 (the "Class A-3 Notes"), 6.300% Receivable-Backed Notes, Class A-4 (the "Class A-4 Notes"), 6.590% Receivable-Backed Notes, Class B (the "Class B Notes"), 7.860% Receivable-Backed Notes, Class C (the "Class C Notes"), and 6.180% Receivable-Backed Notes, Class D (the "Class D Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes, the "Notes"):

                                 GRANTING CLAUSE

         The Issuer hereby grants, transfers, assigns and otherwise conveys to the Indenture Trustee on the Closing Date, on behalf of and for the benefit of the Holders of the Notes, without recourse, all of the Issuer's right, title and interest in, to and under the Contract Assets as may be held from time to time by the Issuer (as each such defined term is defined in Section 1.01) (collectively, the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction and all other sums owing by the Issuer hereunder or under any other Transaction Document, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

                                  ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01 Definitions.

         (a) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

         "Act" has the meaning assigned in Section 11.03(a).

         "Administration Agreement" means the Administration Agreement, dated as of the date hereof, among the Administrator, the Issuer, the Trust Depositor and the Indenture Trustee.

         "Administrator" means Fidelity Leasing, Inc. or any successor Administrator under the Administration Agreement.

         "Applicable Procedures" has the meaning assigned in Section
2.09(h)(ii).

         "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Book-Entry Notes" has the meaning assigned in Section 2.01(c).

         "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions in the city of Philadelphia, Pennsylvania, Chicago, Illinois, Charlotte, North Carolina, or New York, New York are authorized or obligated by law, executive order or governmental decree to be closed.

         "Certificate of Trust" means the Certificate of Trust of the Issuer substantially in the form of Exhibit A to the Trust Agreement.

         "Class" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

         "Class D Purchaser" has the meaning assigned in Section 2.15.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Collateral" means the Collateral Granted to the Indenture Trustee under the Granting Clause of this Indenture, including all proceeds thereof.

         "Collateral Custodian" shall mean Harris Trust and Savings Bank, as collateral custodian, or any successor thereto.

         "Contract Assets" has the meaning assigned in Section 2.01 of the Sale and Servicing Agreement.

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of this Agreement is located at 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606, Attention:
Indenture Trust Administration; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Definitive Notes" has the meaning assigned in Section 2.01(d).

         "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Notes that are to be Book-Entry Notes, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

         "DTC" means The Depository Trust Company, and its successors.

         "ERISA" means the Employment Retirement Income Security Act of 1974, as amended.

         "Event of Default" has the meaning assigned in Section 5.01.

         "Exchange Act" means The Securities Exchange Act of 1934, as amended.

         "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Senior Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         "General Partner" means each Certificateholder obligated to pay the expenses of the Issuer pursuant to Section 2.07 of the Trust Agreement.

         "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Holder" or "Noteholder" or "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency) and with respect to a Definitive Note the Person in whose name a Note is registered on the Note Register.

         "IAI Notes" has the meaning assigned in Section 2.01(d).

         "Indenture Securities" means the Notes.

         "Indenture Trustee" means Harris Trust and Savings Bank, as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

         "Indenture Trustee Documents" has the meaning assigned in Section 6.13.

         "Independent" means, when used with respect to any specified Person, such a Person who (i) is in fact independent of the Issuer, the Trust Depositor, the Seller, the Servicer and any of their respective Affiliates, (ii) is not a director, officer or employee of any Affiliate of the Issuer other than an Affiliate organized as a special purpose corporation or similar entity, the Trust Depositor, the Seller or the Servicer, (iii) is not a person related to any officer or director of the Issuer, the Trustee Depositor, the Seller or the Servicer or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of the Issuer, the Trust Depositor, the Seller or the Servicer or any of their respective Affiliates, and (v) is not connected with the Issuer, the Trustee Depositor, the Seller or the Servicer or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "Institutional Accredited Investor" means an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3), or (7) of Regulation D under the Securities Act.

         "Issuer Documents" has the meaning assigned in Section 3.18(a).

         "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Note Depository Agreement" means the agreement dated as of the Closing Date, among the Issuer, the Administrator the Indenture Trustee and DTC, as the initial Clearing Agency, relating to the Notes, substantially in the form of Exhibit F hereto.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04.

         "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to, the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee and which shall comply with any applicable requirements of Section 11.01, and shall be addressed to and in form and substance satisfactory to the Indenture Trustee.

         "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

         (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

         (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice, satisfactory to the Indenture Trustee, has been made); and

         (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that in determining whether the Holders of the requisite Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Transaction Document, Notes owned by the Issuer, any other obligor upon the Notes, the Trust Depositor, either Seller or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Trust Depositor, either Seller or any of their respective Affiliates.

         "Outstanding Amount" means the aggregate principal amount of all Notes of one Class or of all Classes, as the case may be, Outstanding at the date of determination.

         "Owner Trustee" means First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor trustee under the Trust Agreement.

         "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.11 and is authorized by the Issuer to make the distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A of the Securities Act.

         "Rating Agency" means Standard and Poor's, a division of the McGraw Hill Companies, Inc. ("S&P") and Duff & Phelps Credit Rating Co. ("DCR").

         "Rating Agency Condition" means as to any action, that such action would not result in the downgrade, qualification or withdrawal of the rating then assigned by S&P or DCR to any Class of Notes.

         "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.01(a) or a payment to Noteholders pursuant to Section 10.01(b), the Distribution Date specified by the Servicer or the Issuer pursuant to Section 10.01(a) or 10.01(b), as the case may be.

         "Redemption Price" means (i) in the case of a redemption of the Notes pursuant to Section 10.01(a), an amount equal to (x) the unpaid principal amount of the Notes redeemed plus (y) accrued and unpaid interest thereon at the weighted average of the Interest Rate for each Class of Notes being so redeemed to but excluding the Redemption Date, (ii) in the case of a payment made to Noteholders pursuant to Section 10.01(b), the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (i) above.

         "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office (or any successor group of the Indenture Trustee), including any managing director, vice president, assistant vice president, secretary, assistant secretary, vice president or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Required Holders" means (i) prior to the payment in full of the Class A Notes outstanding, Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and/or Class A-4 Noteholders evidencing more than 66 2/3% of the aggregate Principal Amount of all Class A Notes outstanding (ii) from and after the payment in full of the Class A Notes outstanding, Class B Noteholders evidencing more than 66 2/3% of the aggregate Principal Amount of all Class B Notes outstanding, (iii) from and after the payment in full of the Class B Notes outstanding, Class C Noteholders evidencing more than 66 2/3% of the aggregate Principal Amount of all Class C Notes outstanding, or (iv) from and after the payment in full of the Class C Notes outstanding, Class D Noteholders evidencing more than 66 2/3% of the aggregate Principal Amount of all Class D Notes outstanding.

         "Restricted Securities" has the meaning assigned in Section
2.01(e)(ii).

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of the date hereof, among the Issuer, the Trust Depositor, the Collateral Custodian, the Back-Up Servicer, the Indenture Trustee and the Servicer, substantially in the form of Exhibit A hereto.

         "Securities Act" means The Securities Act of 1933, as amended.

         "State" means any one of the 50 states of the United States, or the District of Columbia or any of its territories.

         "Targeted Holder" means any holder of a right to receive interest or principal with respect to the Class D Notes or other interests in the Trust (other than interests with respect to which an opinion is rendered that such interest will be treated as debt for federal income tax purposes) and any holder of a right to receive any amount in respect of the Certificate; provided, that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

         "Termination Date" means the date on which the Indenture Trustee shall have received payment and performance of all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes.

         "Transfer" has the meaning assigned in Section 2.15(c).

         "Trust Agreement" means the Trust Agreement, dated as of the date hereof, between the Trust Depositor and the Owner Trustee.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         "U.S. Person" means a citizen or resident of the United States, a corporation, or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

         (b) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

         Section 1.02 Rules of Construction. Unless the context otherwise requires:

         (i) a term has the meaning assigned to it;

         (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

         (iii) "or" is not exclusive;

         (iv) "including" means including without limitation;

         (v) words in the singular include the plural and words in the plural include the singular.

         (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

         (vii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; Section, subsection and Schedule references contained in this Indenture are references to Sections, subsections and Schedules in or to this Indenture unless otherwise specified.

                                  ARTICLE TWO

                                    THE NOTES

         Section 2.01 Form.

         (a) The Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth as Exhibits to this Indenture with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         (b) The Definitive Notes shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         (c) Notes of any Class offered to Qualified Institutional Buyers shall be issued in the form of a single global security (a "Book-Entry Note") in definitive, fully registered form, without interest coupons, substantially in the form of the Notes of such Class, and with such applicable legends as are set forth in Exhibits B-1, B-2, B-3, B-4, C and D hereof. Each such Book-Entry Note shall initially be registered in the name of Cede & Co., as nominee of the Depository, and deposited with the Indenture Trustee, at its Corporate Trust Office, as custodian for the Depository, duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. The aggregate initial principal amount of each Book-Entry Note may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee, as custodian for the Depository, as provided in Section 2.09(h).

         (d) Notes sold to an Institutional Accredited Investor (the "IAI Notes") and not in reliance on Rule 144A shall be issued in definitive, fully registered form ("Definitive Notes"), without interest coupons, substantially in the form of the Notes of such Class, and with such applicable legends as are set forth in Exhibits B-1, B-2, B-3, B-4, C, D and E hereof. IAI Notes shall be delivered to such Institutional Accredited Investor(s) only upon the execution and delivery to the Placement Agent, the Issuer and the Indenture Trustee of a letter, substantially in the form of the letter attached as Annex A to this Indenture. IAI Notes may not be exchanged for interests in a Book-Entry Note except as provided in Section 2.09(g) and 2.09(h) hereof.

         (e) (i) Each Restricted Security shall bear the following legend:

         "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE INDENTURE TRUSTEE THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QUALIFIED INSTITUTIONAL BUYER"), PURCHASING FOR ITS OWN ACCOUNT OR A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER OR PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT, IN THE CASE OF TRANSFERS PURSUANT TO THIS CLAUSE (3), TO (A) THE RECEIPT BY THE NOTE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN ANNEX A TO THE INDENTURE AND (B) IF REQUESTED BY THE NOTE REGISTRAR, THE RECEIPT BY THE NOTE REGISTRAR OF SUCH CERTIFICATES, LEGAL OPINIONS AND OTHER EVIDENCE ACCEPTABLE TO THE NOTE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS."

         (ii) During the period beginning on the Closing Date and ending on the date two years from the Closing Date, all Notes, and all Notes issued upon registration of transfer of, or in exchange for, or in lieu of, such Notes, shall be deemed "Restricted Securities" and shall be subject to the restrictions on transfer provided in the applicable legend set forth in
     Section 2.01(e)(i); provided, however, that the term "Restricted Securities" shall not include (a) Notes which are issued upon transfer of, or in exchange for, Notes that are not Restricted Securities or (b) Notes as to which restrictions on transfer have been terminated in accordance with Section 2.09. All Restricted Securities shall bear the applicable legend set forth pursuant to Section 2.01(e). Notes that are not Restricted Securities shall not bear such legend.

         (f) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits B-1, B-2, B-2, B-4, C, D and E hereto are part of the terms of this Indenture.

         (g) The "Depository" for the Notes to be authenticated and delivered in the form of a Book-Entry Note upon original issuance shall be The Depository Trust Company.

         Section 2.02 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue (i) Class A-1 Notes in an aggregate principal amount of $56,955,084, (ii) Class A-2 Notes in an aggregate principal amount of $27,949,428, (iii) Class A-3 Notes in an aggregate principal amount of $20,880,883, (iv) Class A-4 Notes in an aggregate principal amount of $33,961,804, (v) Class B Notes in an aggregate principal amount of $9,749,800,
(vi) Class C Notes in an aggregate principal amount of $4,874,900 and (vii) Class D Notes in an aggregate principal amount of $4,468,658. The aggregate principal amount of such Classes of Notes Outstanding at any time may not exceed such respective amounts, except as otherwise provided in Section 2.05.

         Each Note shall be dated the date of its authentication. The Class A Notes, the Class B Notes and the Class C Notes shall be issuable as registered Notes in the minimum denomination of $250,000 and in integral multiples of $1,000 in excess thereof, except that one Note of each Class may be issued in an integral multiple of less than $1,000 in excess thereof. The Class D Notes shall be issuable as registered Notes in the minimum denomination of $500,000 and in integral multiples of $1,000 in excess thereof, except that one Note of such Class may be issued in an integral multiple of less than $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.03 Temporary Notes. Pending the preparation of Book-Entry Notes or Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Book-Entry Notes or Definitive Notes to be prepared without unreasonable delay. After the preparation of Book-Entry Notes or Definitive Notes, the temporary Notes shall be exchangeable for Book-Entry Notes or Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Book-Entry Notes or Definitive Notes.

         Section 2.04 Registration; Registration of Transfer and Exchange.

         (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and the amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in substantially the form set forth as Exhibit F or in a form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located in the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 not involving any transfer.

         The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

         Neither the Indenture Trustee nor the Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Note an interest in which is transferable through the facilities of the Depository.

         (b) Notwithstanding any other provision of this Indenture, no transfer of the Class D Notes shall be made or shall be valid or effective hereunder unless such transfer is made in a transaction which does not require registration or qualification under the Securities Act or qualification under any state securities or "Blue Sky" laws. In addition, neither the Indenture Trustee nor the Note Registrar shall effect the registration of any transfer of the Class D Notes if, following such transfer, there would be more than 99 Targeted Holders; provided, however, that the Indenture Trustee and the Note Registrar shall incur no liability for determining compliance with such requirement or compliance with any rules of aggregation under applicable law. For all purposes hereunder, the Indenture Trustee and the Note Registrar shall be entitled to rely upon its list of Registered Holders.

         Section 2.05 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by them to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost of stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.06 Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, and any of their respective agents may treat the Person in whose name any Note is registered in the Note Registrar (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any of their respective agents shall be affected by notice to the contrary.

         Section 2.07 Payment of Principal and Interest; Defaulted Interest.

         (a) Each Class of Notes shall accrue interest at the related Interest Rate, and such interest shall be payable on each Distribution Date as specified therein, subject to Section 3.01. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the related Final Distribution Date, as the case may be (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.01(a)), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

         (b) The principal of each Note shall be payable on each Distribution Date to the extent provided in the form of the related Note set forth as an Exhibit hereto. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders have waived such Event of Default in the manner provided in
Section 5.02. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such Notice shall be mailed within five Business Days of receipt of notice of termination of the Trust pursuant to Section 9.01(c) of the Trust Agreement and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment, provided the Issuer provides the Indenture Trustee with timely written notice of such expected final payment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

         (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate in any lawful manner. The Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the related payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to the Indenture Trustee and each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

         (d) All payments to be made by the Issuer under this Indenture shall be made only from the income and proceeds from the Collateral and only to the extent that the Issuer shall have sufficient income or proceeds from the Trust Assets to enable the Issuer to make payments in accordance with the terms hereof. The Indenture Trustee is not personally liable for any amounts paid by the Issuer under this Indenture.

         Section 2.08 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         Section 2.09 Book-Entry Notes.

         (a) The Notes, other than the Class D Notes, upon original issuance, will be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to DTC, the initial Depository, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Noteholder will receive a Definitive Note representing such Noteholder's interest in such Note, except as provided in Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Noteholders pursuant to Section 2.11:

         (i) the provisions of this Section shall be in full force and effect;

         (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Noteholders;

         (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

         (iv) the rights of Noteholders shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Noteholders and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.11, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

         (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Noteholders and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         (b) Notwithstanding any other provisions of this Indenture or the Notes, a Book-Entry Note shall not be exchanged in whole or in part for a Note registered in the name of any Person other than the Depository or one or more nominees thereof, provided, that a Book-Entry Note may be exchanged for Notes registered in the names of any Person designated by the Depository in the event of the occurrence of any of the events specified in Section 2.11 as provided therein.

         (c) Notes issued in exchange for a Book-Entry Note or any portion thereof shall be issued as Definitive Notes, shall have an aggregate initial principal amount equal to that of such Book-Entry Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depository shall designate and shall bear the applicable legends provided for herein. Any Book-Entry Note to be exchanged in whole shall be surrendered by the Depository to the Indenture Trustee. With respect to any Book-Entry Note to be exchanged in part, either such Book-Entry Note shall be so surrendered for exchange or, if the Indenture Trustee is acting as custodian for the Depository or its nominee with respect to such Book-Entry Note, the initial principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Indenture Trustee. Upon any such surrender or adjustment, the Indenture Trustee shall authenticate and deliver the Note issuable on such exchange to or upon the order of the Depository or an authorized representative thereof. Any Note delivered in exchange for a Book-Entry Note or any portion thereof shall bear the legend regarding transfer restrictions applicable to the Book-Entry Note set forth in the form of Note.

         (d) Subject to the provisions of Section 2.01, the registered Holder may grant proxies and otherwise authorize any person, including Clearing Agency Participants and persons that may hold interests through Clearing Agency Participants, to take any action which a Holder is entitled to take under this Indenture or the Notes.

         (e) In the event of the occurrence of any of the events specified in
Section 2.11, the Issuer will promptly make available to the Indenture Trustee a reasonable supply of Definitive Notes.

         (f) Neither any members of, or participants in, the Depository ("Clearing Agency Participants") nor any other Persons on whose behalf Clearing Agency Participants may act shall have any rights under this Indenture with respect to any Book-Entry Note registered in the name of the Depository or any nominee thereof, or under any such Book-Entry Note, and the Depository or such nominee, as the case may be, may be treated by the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee as the absolute owner and holder of such Book-Entry Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or such nominee, as the case may be, or impair, as between the Depository, its Clearing Agency Participants and any other Person on whose behalf a Clearing Agency Participant may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Note. The Depository must, at all times while it serves as such Depository, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

         (g) Definitive Notes (other than Class D Notes) held by Holders other than Institutional Accredited Investors may be transferred at the option of the Holder thereof, at any time prior to the issuance of Definitive Notes in exchange for a Book-Entry Note pursuant to Section 2.09(b) and in accordance with Section 2.11, to the Depository for credit to the account of any Clearing Agency Participant at any time after the issuance of the Notes. Thereafter, the Depository or its nominee shall be the Holder of the portion of the Book-Entry Note evidencing any Definitive Notes so transferred and the beneficial ownership thereof and the transfer of such ownership interest shall be effected only through records maintained by the Depository or its nominee.

         (h) Notwithstanding any other provision of this Indenture or the Notes, transfers of a Book-Entry Note, in whole or in part, shall be made only in accordance with this Section 2.09(h).

         (i) Transfer of a Book-Entry Note. Unless and until it is exchanged in whole or in part for the Definitive Notes represented thereby in accordance with Section 2.11 of this Indenture, a Book-Entry Note representing all or a portion of the Notes may not be transferred, except as a whole by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository or a nominee of such successor Depository, and no such transfer to any such other Person may be registered; provided that this clause (i) shall not prohibit any transfer of a Note that is issued in exchange for a Book-Entry Note but is not itself a Book-Entry Note. No transfer of a Note to any Person shall be effective under this Indenture or the Notes unless and until such Note has been registered in the name of such Person. Nothing in this Section shall prohibit or render ineffective any transfer of a beneficial interest in a Book-Entry Note effected in accordance with the other provisions of this
     Section 2.09(h).

         (ii) IAI Note to Book-Entry Note. If the Holder of an IAI Note (other than a Class D Note) wishes at any time to transfer such Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Book-Entry Note, such transfer may be effected, subject to the rules and procedures of the Depository, to the extent applicable (the "Applicable Procedures"), only in accordance with this clause (ii). Upon receipt by the Indenture Trustee, as Registrar at the Corporate Trust Office, of (A) the IAI Note to be transferred with appropriate bond powers, (B) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Indenture Trustee to credit or cause to be credited to another specified Clearing Agency Participant's account a beneficial interest in a Book-Entry Note in an initial principal amount equal to the initial principal amount of the IAI Note to be so transferred, (C) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant to be credited with such beneficial interest, and (D) a certificate in substantially the form set forth in Annex A, the Indenture Trustee shall cancel such IAI Note, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver a new Definitive Note for the initial principal amount of the IAI Note not so transferred, registered in the name of the Holder transferring such IAI Note or, if the remaining initial principal amount of the IAI Note is transferred, the Holder's transferee, and the Indenture Trustee shall instruct the Depository to increase the initial principal amount of the Book-Entry Note by the initial principal amount of the IAI Note so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a corresponding initial principal amount of the Book-Entry Note.

         (iii) Other Exchanges. In the event that a Book-Entry Note or any portion thereof is exchanged for Definitive Notes, such Definitive Notes may in turn be exchanged (on transfer or otherwise) for Definitive Notes or for beneficial interests in a Book-Entry Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (i) and (ii) above (including the certification requirements intended to ensure that transfers of beneficial interests in a Book-Entry Note comply with Rule 144A or Rule 144 (if available), as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Issuer and the Indenture Trustee.

         (i) Whenever any IAI Note is presented or surrendered for registration of transfer or for exchange for a Note registered in a name other than that of the Holder, such IAI Note must be accompanied by a certificate in substantially the form of Annex A, dated the date of such surrender and signed by the Holder of such IAI Note, as to compliance with such restrictions on transfer. The Indenture Trustee shall not be required to accept for such registration of transfer or exchange any IAI Note not so accompanied by a properly completed certificate.

         (j) Every Restricted Security shall be subject to the restrictions on transfer provided in the applicable legend required to be set forth on the face of each Restricted Security pursuant to Section 2.01(e)(i), and the Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. The restrictions imposed by Section 2.01(e) and this Section 2.09 upon the transferability of any particular Restricted Security shall cease and terminate when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 under the Securities Act (or any successor provision thereto), unless the Holder thereof is an affiliate of the Issuer within the meaning of Rule 144 (or such successor provision). Any Restricted Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Registrar in accordance with the provisions of this Section 2.09 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer pursuant to Rule 144 (or any successor provision), by an Opinion of Counsel reasonably acceptable to the Issuer and the Indenture Trustee, addressed to the Issuer and the Indenture Trustee and in form acceptable to the Issuer and the Indenture Trustee, to the effect that the transfer of such Restricted Security has been made in compliance with Rule 144 (or any such successor provision) and that such restrictions on transfer are no longer applicable), be exchanged for a new Note, of like tenor and aggregate initial principal amount, which shall not bear the restrictive legend required by Section 2.01(e). The Indenture Trustee and the Issuer (unless the Holder thereof is an affiliate of the Issuer within the meaning of Rule 144 (or such successor provision)) shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned Opinion of Counsel.

         As used in Section 2.09(i) and in this Section 2.09(j), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

         (k) If at any time the Depository notifies the Issuer that it is unwilling or unable to continue as Depository or if at any time the Depository shall no longer be eligible under Section 2.11, the Issuer or the Administrator on its behalf shall appoint a successor Depository. If a successor Depository is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Indenture Trustee, upon receipt of an Issuer Order for the authentication and delivery of individual Notes, will authenticate and deliver, individual Notes in physical, certificated form in an aggregate initial principal amount equal to the initial principal amount of a Book-Entry Note or Book-Entry Notes representing Notes in exchange for such Book-Entry Note or Book-Entry Notes.

         (i) The Issuer may at any time and in its sole discretion determine that individual Notes issued in the form of one or more Book-Entry Notes shall in whole or in part no longer be represented by such Book-Entry Note or Book-Entry Notes and may require the Depository to submit any Book-Entry Note held by it for transfer pursuant to subsection (iii) hereof. In such event, or if an Event of Default has occurred and is continuing, the Issuer will execute, and the Indenture Trustee, upon receipt of an Issuer Order for the authentication and delivery of individual Notes, will authenticate and deliver, individual Notes in physical, certificated form in an aggregate initial principal amount equal to the initial principal amount of the Book-Entry Note or Book-Entry Notes to be exchanged therefor. In the event the Issuer fails to execute such individual Notes, the Issuer hereby irrevocably appoints the Indenture Trustee as its lawful attorney-in-fact, coupled with an interest, to do so.

         (ii) The Depository may surrender a Book-Entry Note, in exchange in whole or in part for individual Notes on such terms as are acceptable to the Issuer and such Depository. Thereupon, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, without service charge, to each Person specified by such Depository a new individual Note or Notes in physical, certificated form of any authorized denomination as requested by such Person in aggregate initial principal amount equal to and in exchange for such Person's beneficial interest in the Book-Entry Note; and

               to such Depository a new Book-Entry Note in a denomination equal to the difference, if any, between the initial principal amount of the surrendered Book-Entry Note and the aggregate initial principal amount of individual Notes delivered to Holders thereof.

         (iii) Upon the exchange of a Book-Entry Note for individual Notes, such Book-Entry Note shall be canceled by the Indenture Trustee. Individual Notes issued in exchange for a Book-Entry Note pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Book-Entry Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Indenture Trustee in writing. The Indenture Trustee and the Issuer shall not have any liability for the accuracy of the instructions received from the Depository. The Indenture Trustee shall deliver such Notes to the Persons in whose names such Notes are so registered.

         Section 2.10 Notices to Depository. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Noteholders pursuant to Section 2.11, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of the Notes to the Depository, and shall have no obligation to the Noteholders.

         Section 2.11 Definitive Notes. The Class D Notes shall be initially issued in the form of Definitive Notes. With respect to the other Classes of Notes, if (i)(A) the Administrator advises the Indenture Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as described in the Note Depository Agreement, and (B) the Administrator or the Indenture Trustee is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Depository, or (iii) after the occurrence of an Event of Default, the Noteholders representing not less than 66 2/3% of the Outstanding Amount of such Class of Notes advises the Indenture Trustee and the Depository through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the related Noteholders, then the Indenture Trustee shall notify all Noteholders of the related Class of Notes, through the Depository, of the occurrence of any such event and of the availability of Definitive Notes of the related Class of Notes to Noteholders requesting the same. Upon surrender to the Indenture Trustee of the Note or Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of a Class, the Indenture Trustee shall recognize the Noteholders of the Definitive Notes as Noteholders hereunder.

         The Indenture Trustee shall not be liable if the Administrator or the Indenture Trustee is unable to locate a qualified successor Depository. The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Section 2.12 Release of Collateral. Subject to Section 11.01 and the terms of the Transaction Documents, the Indenture Trustee shall release property from the lien of this Indenture only (a) upon the payment of all Scheduled Payments under the Contract relating to such property and (b) upon receipt of an Issuer Request accompanied by an Officer's Certificate.

         Section 2.13 Tax Treatment. The Issuer and the purchasers of the Notes intend, and will take all actions consistent with the intention, that the Notes be treated as indebtedness which is solely secured by the assets of the Trust for all federal, state, local, and foreign income and franchise tax purposes and that, pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii) as in effect for periods after January 1, 1997, the Trust be disregarded as a separate entity from the Trust Depositor for federal income tax purposes. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

         Section 2.14 Noteholder Direction. Notwithstanding anything to the contrary contained in this Indenture, provided the Indenture Trustee has sent out notices to Noteholders in accordance with this Indenture, the Indenture Trustee may act as directed by a majority of the outstanding Noteholders responding in writing to the request contained in such notice; provided, however, that Noteholders representing at least 66-2/3% of the outstanding principal balance of the Notes as of the time such notice is sent to Noteholders must have responded to such notice from the Indenture Trustee. In addition, the Indenture Trustee shall not have any liability to any Noteholder or Note Owner with respect to any action taken pursuant to such notice if the Noteholder or Note Owner does not respond to such notice within the time period set forth in such notice.

         Section 2.15 Additional Restrictions on the Class D Notes. Each purchaser of Class D Notes (a "Class D Purchaser") from the Trust Depositor and the Placement Agent, by acceptance thereof, will be required to provide a certificate representing to and agreeing with the Trust Depositor, the Servicer and the Placement Agent as indicated on Annex A hereto, including without limitation:

         (a) The Class D Purchaser is a U.S. Person and the sole legal and beneficial owner of the Class D Note.

         (b) The Class D Purchaser is not and will not become a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes or, if it is or becomes such an entity, less than 50 percent of the aggregate value of the assets of such entity are and at all times will be attributable to interests in the Issuer.

         (c) The Class D Purchaser understands that no subsequent sale or transfer (each such act, a "Transfer") of a Class D Note is permitted unless (i) such Transfer is of a Class D Note with a denomination of at least $500,000 and
(ii) the Trust Depositor and the Servicer each consent in writing to the proposed Transfer, which consent shall be granted unless either the Trust Depositor or the Servicer, acting pursuant to advice of counsel, determines that such Transfer would create a material risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, that an attempted Transfer that would cause the number of Targeted Holders to exceed one hundred shall be void.

         Class D Notes shall be delivered to such Class D Purchaser only upon the execution and delivery to the Placement Agent, the Issuer and the Indenture Trustee of a letter, substantially in the form of the letter attached as Annex A to this Indenture. Any purported Transfer of any Class D Note in contravention of the restrictions and conditions in Annex A hereto (including any violation of the representation in paragraph (b) above by an investor who continues to hold a Class D Note occurring any time after the Transfer in which it acquired such Class D Note) shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a Class D Noteholder for any purpose.

         Section 2.16 Listing Restrictions. Neither the Issuer nor the Owner Trustee acting on behalf of the Issuer will (i) list or cause the Class D Notes to be listed or traded on an established securities market (within the meaning of Treasury Regulation Section 1.7704-1(b)), or (ii) cooperate in, or facilitate, the establishment of such a market.

                                 ARTICLE THREE

                                    COVENANTS

         Section 3.01 Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.02(c), the Issuer and the Indenture Trustee will cause to be deposited in the Note Distribution Account amounts allocated pursuant to Section 7.05 of the Sale and Servicing Agreement and cause to be distributed all such amounts therein (i) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (ii) for the benefit of the Class A-2 Notes, to the Class A-2 Noteholders, (iii) for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders, (iv) for the benefit of the Class A-4 Notes, to the Class A-4 Noteholders, (v) for the benefit of the Class B Notes, to the Class B Noteholders, (vi) for the benefit of the Class C Notes, to the Class C Noteholders, and (vii) for the benefit of the Class D Notes, to the Class D Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         Section 3.02 Maintenance of Office or Agency. The Issuer will maintain in Chicago, Illinois or New York, New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially designates the Corporate Trust Office as such office, and appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         Section 3.03 Money for Payments to be Held in Trust. As provided in
Section 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.02 shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

         On or before the Business Day immediately preceding each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee in writing of its action or failure to so act.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

         (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

         (ii) give the Indenture Trustee written notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

         (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

         (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

         (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and upon receipt of an Issuer Request shall be deposited by the Indenture Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Issuer with the Indenture Trustee for the payment of principal or interest on the Notes, and provided, further, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but not have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         Section 3.04 Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Collateral.

         Section 3.05 Protection of Collateral. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders to be prior to all other liens in respect of the Collateral, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first lien on and a first priority, perfected security interest in the Collateral. The Issuer (or the Owner Trustee on its behalf) will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

         (i) Grant more effectively all or any portion of the Collateral;

         (ii) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

         (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

         (iv) enforce any of the Collateral;

         (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all persons and parties; and

         (vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

         The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute all financing statements, continuation statements or other instruments required to be executed pursuant to this Section.

         Section 3.06 Opinions as to Collateral.

         (a) Upon the execution and delivery of this Indenture, the Issuer shall furnish to the Rating Agencies and the Indenture Trustee an Opinion of Counsel to the effect that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the collateral for the benefit of the Noteholders, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest; and

         (b) Within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Initial Cutoff Date, the Issuer shall furnish to the Rating Agencies and the Indenture Trustee an Opinion of Counsel, dated as of a date during such 90-day period, to the effect that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the Collateral for the benefit of the Noteholders and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

         Section 3.07 Performance of Obligations; Servicing of Contracts.

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Transaction Documents or such other instrument or agreement.

         (b) The Issuer may contract with other Persons to assist it in performing its duties and obligations under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate shall be deemed to be action taken by the Issuer. The Indenture Trustee shall not be responsible for the action or inaction of the Servicer or the Administrator. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements included in the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Indenture Trustee or the Required Holders.

         (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee and each Rating Agency in writing thereof. Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee in writing. As soon as a Successor Servicer is appointed, the Issuer shall notify the Indenture Trustee and the Rating Agencies of such appointment, specifying in such notice the name and address of such Successor Servicer.

         (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer, the Administrator or the Seller of their respective duties under the Transaction Documents if the effect thereof would adversely affect the Holders of the Notes.

         Section 3.08 Negative Covenants. Until the Termination Date, the Issuer shall not:

         (i) except as expressly permitted by the Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Indenture Trustee;

         (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral; or

         (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenant; or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than Permitted Liens), (C) permit the lien created by this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Collateral, or (D) amend, modify or fail to comply with the provisions of the Transaction Documents without the prior written consent of the Indenture Trustee, except where the Transaction Documents allow for amendment or modification without the consent or approval of the Indenture Trustee; or

         (iv) dissolve or liquidate in whole or in part.

         Section 3.09 Issuer May Consolidate, etc. Only on Certain Terms.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

         (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Transaction Document on the part of the Issuer to be performed or observed, all as provided herein;

         (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

         (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

         (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

         (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

         (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article Three and that all conditions precedent herein provided for relating to such transaction have been complied with; and

         (vii) the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

         (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Collateral, to any Person (except as expressly permitted by the Transaction Documents), unless:

         (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State,
     (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Transaction Document on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

         (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

         (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

         (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

         (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

         (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article Three and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filings required by Exchange Act); and

         (vii) the Issuer has a net worth, immediately after such conveyance or transfer, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

         Section 3.10 Successor or Transferee.

         (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.09(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with same effect as if such Person has been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all or substantially all the assets or properties of the Issuer which complies with Section 3.09(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that the Issuer is to be so released.

         (c) The Person that acquires by conveyance or transfer the properties and assets of the Issuer shall succeed to, and be substituted for, may exercise every right and power of, and shall assume every obligation of, the Issuer under this Indenture with same effect as if such Person has been named as the Issuer herein.

         Section 3.11 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Contracts in the manner contemplated by this Indenture and the other Transaction Documents and activities incidental thereto.

         Section 3.12 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the other Transaction Documents. The proceeds of the Notes and the Certificate shall be used exclusively to fund the Issuer's purchase of the Contracts and the other assets specified in the Sale and Servicing Agreement, to fund the Reserve Fund, the Pre-Funding Account and the Capitalized Interest Account and to pay the transactional expenses of the Issuer.

         Section 3.13 Notice of Events of Default. The Issuer agrees to give the Indenture Trustee and each Rating Agency prompt written notice of each Event of Default hereunder and a Servicer Default under the Sale and Servicing Agreement.

         Section 3.14 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.15 Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Transaction Document.

         Section 3.16 Amendments of the Sale and Servicing Agreement and the Trust Agreement. The Issuer shall not agree to any amendment to Section 11.01 of the Trust Agreement, Section 5.04 of the Transfer and Sale Agreement or Section
13.01 of the Sale and Servicing Agreement to eliminate the requirements thereunder that the Indenture Trustee or the Holders of the Notes, consent to amendments thereto as provided therein.

         Section 3.17 Removal of Administrator. So long as any Notes are issued and outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

         Section 3.18 Representations and Warranties of Issuer. The Issuer represents and warrants as follows:

         (a) Power and Authority. It has full power, authority and legal right to execute, deliver and perform its obligations as Issuer under this Indenture and the Notes (the foregoing documents, the "Issuer Documents").

         (b) Due Authorization. The execution and delivery of the Issuer Documents and the consummation of the transactions provided for therein have been duly authorized by all necessary action on its part.

         (c) No Conflict. The execution and delivery of the Issuer Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof will not conflict with, result in any breach of any of the materials terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Issuer is a party or by which it or any of its property is bound.

         (d) No Violation. The execution and delivery of the Issuer Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Issuer.

         (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of Governmental Authority required in connection with the execution and delivery of the Transaction Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof have been obtained.

         (f) Location. The Issuer has its chief executive office and place of business (as such terms are used in Article 9 of the UCC) in Wilmington, Delaware. The Issuer agrees that it will not change the location of such office to a location outside of Wilmington, Delaware, without at least 30 days prior written notice to the Seller, the Servicer, the Indenture Trustee and the Rating Agencies.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         Section 4.01 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.01, 3.03, 3.04, 3.05, 3.07, 3.08, 3.10, 3.12, 3.13, 3.15 and 3.16, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

         (A) either

         (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

         (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

         (i) have become due and payable, or

         (ii) will become due and payable at the applicable Maturity Date within one year, or

         (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States (which will mature prior to the date such amounts are payable), in trust in an Eligible Deposit Account (which shall be the Collection Account or Note Distribution Account) for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Note not theretofore delivered to the Indenture Trustee for cancellation when due to the final scheduled Distribution Date (if Notes shall have been called for redemption pursuant to Section 10.01(a)), as the case may be;

     (B) the Issuer has paid or performed or caused to be paid or performed all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes; and

     (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel and (if required by the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01 and, subject to Section 11.02, stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and the Rating Agency Condition has been satisfied.

         Section 4.02 Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

         Section 4.03 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                  ARTICLE FIVE

                                    REMEDIES

         Section 5.01 Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) failure to pay on each Distribution Date the full amount of accrued interest on any Note;

         (b) failure to pay the then outstanding principal amount of any Note, if any, on its related Maturity Date;

         (c) failure on the part of the Servicer to make any payment or deposit required under the Sale and Servicing Agreement within three Business Days after the date the payment or deposit is required to be made, or (ii) failure on the part of the Servicer, the Seller, the Trust Depositor, the Owner Trustee or the Trust to observe or perform any other covenants or agreements of such entity set forth in the Transfer and Sale Agreement, the Sale and Servicing Agreement or the Indenture, which failure has a material adverse effect on the Noteholders and which continues unremedied for a period of 60 days after written notice (provided that no such cure period shall apply to the Seller's failure to accept the reassignment of any Ineligible Contract, and further provided, only a five
(5) day cure period will apply to the Seller's, the Owner Trustee's or the Indenture Trustee's covenant not to grant a security interest in or otherwise intentionally create a lien on the Contracts);

         (d) any representation or warranty made by the Indenture Trustee, the Owner Trustee or the Trust Depositor in the Sale and Servicing Agreement or the Indenture or any information required to be given by the Seller or the Trust Depositor to the Indenture Trustee to identify the Contracts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Noteholders are materially and adversely affected; provided, however, that an Event of Default shall not be deemed to occur thereunder if the Seller has repurchased the related Contracts through the Trust Depositor during such period in accordance with the provisions of the Sale and Servicing Agreement;

         (e) the occurrence of an Insolvency Event relating to the Servicer, the Seller, the Trust Depositor or the Trust; or

         (f) the Trust becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 5.02 Rights Upon Event of Default.

         If an Event of Default referred to in subparagraph (e) of Section 5.01 has occurred, the unpaid principal of the Notes, together with interest accrued but unpaid thereon, and all other amounts due to the Noteholders under the Indenture, shall immediately and without further act become due and payable.

         In the case of any event described in clause (a), (b), (c) (d) or (f) above, an Event of Default with respect to the Notes will be deemed to have occurred provided such Event of Default may be waived if the Required Holders provide written notice to the Trust Depositor, Indenture Trustee and the Servicer of such waiver. In the event the Indenture Trustee has actual knowledge of an Event of Default, it shall give written notice thereof to the Trust Depositor, the Seller, the Servicer, the Owner Trustee and the Rating Agencies.

         If an Insolvency Event relating to the Trust Depositor occurs, pursuant to the Trust Agreement and the Sale and Servicing Agreement, on the day of such Insolvency Event, the Trust Depositor shall promptly give written notice to the Indenture Trustee of the Insolvency Event, and the Indenture Trustee shall, unless notified to the contrary by the Required Holders, promptly act pursuant to and in accordance with the terms thereof to sell, dispose of or otherwise liquidate the Collateral in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any such sale, disposition or liquidation of Contracts shall be deposited in the Collection Account and allocated as described in the Sale and Servicing Agreement and herein.

         Promptly following its receipt of notice hereunder or under any other Transaction Document of any Event of Default, the Indenture Trustee shall send a copy thereof to the Issuer and each Rating Agency.

         Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee; Authority of Indenture Trustee.

         (a) The Issuer covenants that if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Indenture Trustee pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) The Indenture Trustee, following the occurrence of an Event of Default, shall have full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Collateral, including the exercise of any of the remedies specified in Sections 5.03 and 5.04.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion (except as provided in Section 5.03(d)), proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) Notwithstanding anything to the contrary contained in this Indenture if an Event of Default shall have occurred and be continuing, if the Issuer fails to perform its obligations under Section 5.03(a) when and as due, the Indenture Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for specific performance of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law, provided that the Indenture Trustee shall only be entitled to take any such actions to the extent such actions (i) are taken only to enforce the Issuer's obligations to redeem the principal amount of Notes, and (ii) are taken only against the Collateral, any investments therein and any proceeds thereof.

         (e) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered by intervention in such Proceedings or otherwise:

         (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

         (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

         (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

         (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

     and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (f) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or compensation affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (g) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

         (h) In any Proceedings brought by the Indenture Trustee (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all of the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

         Section 5.04 Remedies. If an Event of Default shall have occurred and be continuing the Indenture Trustee (subject to Section 5.05) may, and shall if so directed by the Required Holders in writing:

         (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

         (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

         (iii) exercise any remedies of a secured party under the UCC and any other remedy available to the Indenture Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee on behalf of the Noteholders and the Required Holders under this Indenture or the Notes; and

         (iv) direct the Owner Trustee to sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

     provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Collateral following an Event of Default, other than an Event of Default described in Section 5.01(e), unless (A) the Holders of 100% of the Principal Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee provides prior written notice to each Rating Agency and obtains the consent of the Required Holders. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm or national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose. Notwithstanding the foregoing provisions of this Section 5.04, upon the occurrence of an event of Default described in
     Section 5.01(e), caused solely from an event described in such subparagraph occurring with respect to the Trust Depositor, the related Contracts of the Trust will be liquidated by the Indenture Trustee and the Trust will be terminated 90 days after the date of such Insolvency Event, unless, before the end of such 90 day period, the related Trustee shall have received written instructions from the Required Holders to the effect that each such Required Holders disapprove of the liquidation of such Contracts and termination of such Trust.

         Section 5.05 Optional Preservation of the Contracts. Following an Event of Default and if such Event of Default has not been rescinded and annulled, and except as otherwise provided above, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, at the expense of the Issuer, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         Section 5.06 Priorities.

         (a) If the Indenture Trustee collects any money or property pursuant to this Article Five, it shall pay out the money or property in accordance with
Section 8.02(c).

         (b) At least 15 days prior to the calendar day immediately preceding each Distribution Date (or, with respect to any Definitive Note, the last calendar day of the month preceding the month in which such Distribution Date occurs), the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

         Section 5.07 Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

         (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

         (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

         (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

         (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes, voting together as a single class.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         Section 5.08 Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in the Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.09 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholders has instituted any Proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.10 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.11 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default of Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         Section 5.12 Control by Noteholders. The Required Holders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

         (i) such direction shall not be in conflict with any rule of law or with any other provision of this Indenture;

         (ii) subject to the terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;


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

         (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Collateral shall be of no force and effect; and

         (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

         Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially and adversely affect the rights of any Noteholders not consenting to such action.

         Section 5.13 Waiver of Past Defaults. In the case of any waiver of an Event of Default, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto. Upon any such waiver, such Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Section 5.14 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (i) any suit instituted by the Indenture Trustee, (ii) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         Section 5.15 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.06.

         Section 5.17 Performance and Enforcement of Certain Obligations.

         (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Trust Depositor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Trust Depositor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Trust Depositor or the Servicer of each of their obligations under the Sale and Servicing Agreement.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing, including facsimile) of the Required Holders shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Trust Depositor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Trust Depositor or the Servicer of each of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                  ARTICLE SIX

                              THE INDENTURE TRUSTEE

         Section 6.01 Duties of Indenture Trustee.

         (a) If an Event of Default has occurred and is continuing of which a Responsible Officer has actual knowledge, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and in the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

         (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

         (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the other Transaction Documents to which the Indenture Trustee is a party.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (i) this paragraph does not limit the effect of Section 6.01(b);

         (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

         (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c) of this Section.

         (e) The Indenture Trustee shall not be liable for interest on any money received by it.

         (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

         (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

         (h) The Indenture Trustee shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of the Trust as set forth in this Indenture.


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

         (i) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this section.

         Section 6.02 Rights of Indenture Trustee.

         (a) The Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel selected by it in due care with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture in a manner consistent with Section 6.01.

         (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless so requested by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand.

         (h) The Indenture Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Indenture. (i) The Indenture Trustee shall not be charged with knowledge of any Default or Event of Default unless either

         (i) a Responsible Officer of the Indenture Trustee shall have actual knowledge or (ii) the Indenture Trustee shall have received written notice thereof from the Issuer or a Holder.

         (j) The Indenture Trustee shall have no duty to monitor the performance of the Issuer nor shall it have any liability (in its capacity as Indenture Trustee) in connection with the malfeasance or nonfeasance by the Issuer. The Indenture Trustee shall have no liability in connection with compliance by the Issuer with statutory or regulatory requirements related to the Collateral. The Indenture Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral or adequacy thereof or the validity or sufficiency of any assignment of the Collateral to the Indenture Trustee.

         (k) The Indenture Trustee shall have no duty or obligation, implied or otherwise, to (i) attend any meeting of the Issuer's management or membership,
(ii) inspect the accounts or books and records of the Issuer, (iii) otherwise insure that the Holders of the Notes remain informed about the business of the Issuer or (iv) furnish to the Holders of the Notes any information from the Issuer by the Indenture Trustee, except as otherwise explicitly set forth in this Indenture.

         Section 6.03 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee is required to comply with Section 6.11.

         Section 6.04 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         Section 6.05 Notice of Defaults. If a Default occurs and is continuing and if it is actually known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to the Rating Agencies and each Noteholder notice of the Default within 90 days after obtaining knowledge of the occurrence thereof. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the redemption of such Notes), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         Section 6.06 Reports by Indenture Trustee to Holders. On or before January 31 of each calendar year, commencing in the year 2000, the Indenture Trustee shall deliver to each Noteholder such information, including without limitation, IRS Form 1099, as may be required to enable such Holder to prepare its federal and state income tax returns; provided, the Servicer has provided the Indenture Trustee with any such required information in a timely manner.

         Section 6.07 Compensation and Indemnity. The Issuer shall pay or shall cause the Administrator or Servicer to pay the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Administrator or Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify or shall cause the Administrator or Servicer to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the administration of this Trust and the performance of its duties hereunder and under the Transaction Documents to which it is a party. The Indenture Trustee shall notify the Administrator or Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall defend or cause the Administrator or Servicer to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay or shall cause the Administrator or Servicer to pay the fees and expenses of such counsel. Neither the Issuer, the Administrator nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith or breach by the Indenture Trustee of any of its obligations hereunder. The parties hereto agree and acknowledge that, notwithstanding anything to the contrary, all payments required to be made pursuant to this
Section 6.07 shall not be made from Trust Assets.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(e) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.08 Replacement of Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Issuer and the Servicer. The Issuer may remove the Indenture Trustee if:

         (i) the Indenture Trustee fails to comply with Section 6.11;

         (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of 30 consecutive days;

         (iii) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

         (iv) the Indenture Trustee otherwise becomes incapable of acting.

         Upon the removal or resignation of the Indenture Trustee, the Servicer shall promptly appoint a successor Indenture Trustee by written notice to the resigning Indenture Trustee and the successor Indenture Trustee. Any such appointment shall be subject to the satisfaction of the Rating Agency Condition with respect thereto.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer and the Servicer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The Issuer or the successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section and payment of all fees and expenses owed to the outgoing Indenture Trustee. Notwithstanding the replacement of the

Indenture Trustee pursuant to this Section, the retiring Indenture Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.

         Section 6.09 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide each Rating Agency prompt notice of any such transaction.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

         (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee and the Administrator acting jointly shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-Indenture Trustee or co-Indenture Trustees, jointly with the Indenture Trustee, or separate Indenture Trustee or separate Indenture Trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee and the Administrator may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Indenture Trustee alone shall have the power to make such appointment. No co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility of a successor Indenture Trustee under
Section 6.11 and no notice to Noteholders of the appointment of any co-Indenture Trustee or separate Indenture Trustee shall be required under Section 6.08.

         (b) Every separate Indenture Trustee and co-Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-Indenture Trustee jointly (it being understood that such separate

     Indenture Trustee or co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co-Indenture Trustee, but solely at the direction of the Indenture Trustee;

         (ii) no Indenture Trustee hereunder shall be personally liable by reason of any act or omission of any other Indenture Trustee hereunder selected by it in due care; and

         (iii) the Indenture Trustee and the Administrator may at any time accept the resignation of or remove any separate Indenture Trustee or co-Indenture Trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-Indenture Trustee shall refer to this Agreement and the conditions of this Article. Each separate Indenture Trustee and co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of co-appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Administrator.

         (d) Any separate Indenture Trustee or co-Indenture Trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Indenture Trustee or co-Indenture Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate Indenture Trustee or co-Indenture Trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture.

         Section 6.11 Eligibility. The Indenture Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by federal or state authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.11, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.08.

         Section 6.12 [Reserved].

         Section 6.13 Representations and Warranties of Indenture Trustee. The Indenture Trustee in its individual capacity and as Indenture Trustee represents and warrants as follows:

         (a) Organization and Corporate Power. It is a duly organized and validly existing Illinois banking corporation in good standing under the laws of each jurisdiction where its business so requires. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Indenture Trustee under this Indenture and the Sale and Servicing Agreement (the foregoing documents, the "Indenture Trustee Documents") and to authenticate the Notes.

         (b) Due Authorization. The execution and delivery of the Indenture Trustee Documents, the consummation of the transactions provided for therein and the authentication of the Notes have been duly authorized by all necessary corporate action on its part, either in its individual capacity or as Indenture Trustee, as the case may be.

         (c) No Violation. The execution and delivery of the Indenture Trustee Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof (including the authentication of the Notes), will not conflict with or violate, in any material respect, the Indenture Trustee's charter or by-laws.

         (d) Validity, Etc. Each Indenture Trustee Document constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or by an implied covenant of good faith and fair dealing.

                                 ARTICLE SEVEN

                         NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (i) not more than five days after the earlier of (a) each Record Date and (b) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (ii) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         Section 7.02 Preservation of Information: Communication to Noteholders. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         Section 7.03 Reports by Indenture Trustee. On each Distribution Date, the Indenture Trustee shall forward (or cause to be forwarded) to each Noteholder a copy of each Monthly Report; provided, the Servicer has provided the Indenture Trustee with such Monthly Report as required in Section 9.01 of the Sale and Servicing Agreement.

                                  ARTICLE EIGHT

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article Five.

         Section 8.02 Trust Accounts.

         (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificateholder, the Collection Account, the Note Distribution Account, the Reserve Fund, the Pre-Funding Account and the Capitalized Interest Account as provided in Section 7.01 of the Sale and Servicing Agreement.

         (b) On or before each Distribution Date, all amounts required to be disbursed to the Indenture Trustee with respect to the preceding Collection Period pursuant to Section 7.05 of the Sale and Servicing Agreement will be transferred from the Collection Account (and, if applicable, the Reserve Fund) and deposited by the Indenture Trustee upon receipt to the Note Distribution Account.

         (c) On each Distribution Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest as follows and in the following order of priority:

         FIRST, so much of such installment or payment as shall be required to pay in full the aggregate amount of interest then due on or in respect of the Class A Notes shall be distributed to the Class A Noteholders ratably, without priority of any one Class A Note over any other Class A Note, in the proportion that the aggregate amount of all accrued but unpaid interest to the date of distribution on each Class A Note bears to the aggregate amount of all accrued but unpaid interest to the date of distribution on all Class A Notes;

         SECOND, so much of such installment or payment as shall be required to pay in full the aggregate amount of interest then due on or in respect of the Class B Notes shall be distributed to the Class B Noteholders ratably, without priority of any one Class B Note over any other Class B Note, in the proportion that the aggregate amount of all accrued but unpaid interest to the date of distribution on each Class B Note bears to the aggregate amount of all accrued but unpaid interest to the date of distribution on all Class B Notes;

         THIRD, so much of such installment or payment as shall be required to pay in full the aggregate amount of interest then due on or in respect of the Class C Notes shall be distributed to the Class C Noteholders ratably, without priority of any one Class C Note over any other Class C Note, in the proportion that the aggregate amount of all accrued but unpaid interest to the date of distribution on each Class C Note bears to the aggregate amount of all accrued but unpaid interest to the date of distribution on all Class C Notes;

         FOURTH, so much of such installment or payment as shall be required to pay in full the aggregate amount of interest then due on or in respect of the Class D Notes shall be distributed to the Class D Noteholders ratably, without priority of any one Class D Note over any other Class D Note, in the proportion that the aggregate amount of all accrued but unpaid interest to the date of distribution on each Class D Note bears to the aggregate amount of all accrued but unpaid interest to the date of distribution on all Class D Notes;

         FIFTH, the balance, if any, of such installment or payment remaining thereafter shall be distributed ratably to the Class A-1 Noteholders to pay in full the aggregate amount of the Class A-1 Principal Payment then due pursuant to or in respect of the Class A-1 Notes, without priority of any one Class A-1 Note over any other Class A-1 Note, in the proportion that the aggregate unpaid principal amount of each Class A-1 Note bears to the aggregate unpaid principal amount of all Class A-1 Notes;

         SIXTH, the balance, if any, of such installment or payment remaining thereafter shall be distributed ratably to the Class A-2 Noteholders to pay in full the aggregate amount of the Class A-2 Principal Payment then due pursuant to or in respect of the Class A-2 Notes, without priority of any one Class A-2 Note over any other Class A-2 Note, in the proportion that the aggregate unpaid principal amount of each Class A-2 Note bears to the aggregate unpaid principal amount of all Class A-2 Notes;

         SEVENTH, the balance, if any, of such installment or payment remaining thereafter shall be distributed ratably to the Class A-3 Noteholders to pay in full the aggregate amount of the Class A-3 Principal Payment then due pursuant to or in respect of the Class A-3 Notes, without priority of any one Class A-3 Note over any other Class A-3 Note, in the proportion that the aggregate unpaid principal amount of each Class A-3 Note bears to the aggregate unpaid principal amount of all Class A-2 Notes;

         EIGHTH, the balance, if any, of such installment or payment remaining thereafter shall be distributed ratably to the Class A-4 Noteholders to pay in full the aggregate amount of the Class A-4 Principal Payment then due pursuant to or in respect of the Class A-4 Notes, without priority of any one Class A-4 Note over any other Class A-4 Note, in the proportion that the aggregate unpaid principal amount of each Class A-4 Note bears to the aggregate unpaid principal amount of all Class A-4 Notes

         NINTH, the balance, if any, of such installment or payment remaining thereafter shall be distributed ratably to the Class B Noteholders to pay in full the aggregate amount of the Class B Principal Payment then due pursuant to or in respect of the Class B Notes, without priority of any one Class B Note over any other Class B Note, in the proportion that the aggregate unpaid principal amount of each Class B Note bears to the aggregate unpaid principal amount of all Class B Notes;

         TENTH, the balance, if any, of such installment or payment remaining thereafter shall be distributed ratably to the Class C Noteholders to pay in full the aggregate amount of the Class C Principal Payment then due pursuant to or in respect of the Class C Notes, without priority of any one Class C Note over any other Class C Note, in the proportion that the aggregate unpaid principal amount of each Class C Note bears to the aggregate unpaid principal amount of all Class C Notes;

         ELEVENTH, the balance, if any, of such installment or payment remaining thereafter shall be distributed ratably to the Class D Noteholders to pay in full the aggregate amount of the Class D Principal Payment then due pursuant to or in respect of the Class D Notes, without priority of any one Class D Note over any other Class D Note, in the proportion that the aggregate unpaid principal amount of each Class C Note bears to the aggregate unpaid principal amount of all Class D Notes; and

         TWELFTH, the aggregate amount of Additional Principal, if any, of such installment or payment remaining thereafter shall be paid, to the Class A Notes sequentially until the Principal Amount of the Class A Notes has been reduced to zero, then to the Class B Notes until the Principal Amount of the Class B Notes has been reduced to zero, then to the Class C Notes until the Principal Amount of the Class C Notes has been reduced to zero, and then to the Class D Notes until the Principal Amount of the Class D Notes has been reduced to zero.

         Section 8.03 General Provisions Regarding Accounts.

         (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in accordance with the provisions of Section 7.03 of the Sale and Servicing Agreement. Except as otherwise provided in Section 7.03 of the Sale and Servicing Agreement, all income or other gain from investments of moneys deposited in such Trust Accounts shall be deposited by the Indenture Trustee in the Collection Account, and any loss resulting from such investments shall be charged to the Servicer in accordance with Section 7.03 of the Sale and Servicing Agreement. The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

         (b) Subject to Section 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

         (c) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m., New York City time (or such other time as may be agreed by the Issuer and Indenture Trustee), on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02 or (iii) if such Notes shall have been declared due and payable following an Event of Default, but amounts collected or receivable from the Collateral are being applied in accordance with Section 5.05 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments described in clause (vi) of the definition thereof in the Sale and Servicing Agreement.

         Section 8.04 Release of Collateral.

         (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture or the Sale and Servicing Agreement shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.07 have been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel.

         Section 8.05 Opinion of Counsel. The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions for this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         Section 9.01 Supplemental Indentures Without Consent of Noteholders.

         Without the consent of the Holders of any Notes and with prior written notice to each Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, and the other parties hereto at any time from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

         (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien created by this Indenture, or to subject to the lien created by this Indenture additional property;

         (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

         (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

         (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

         (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or the Transaction Documents or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes; and

         (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to the requirements of Article Six.

         The Indenture Trustee is hereby authorized to join in the exemption of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         Section 9.02 Supplemental Indentures With Consent of Noteholders. At any time and from time to time, when authorized by an Issuer Order and with prior written notice to the Rating Agencies, the Issuer and the Indenture Trustee, with the written consent of the Required Holders, may execute a supplement to this Indenture for the purpose of adding provisions to, or changing or eliminating provisions of, this Indenture (including any appendix or schedule hereto); provided, however, that, without the consent of each Noteholder under the Indenture, no such amendment, supplement, waiver or consent shall

         (i) reduce the amount or extend the time of payment of any amount owing or payable under any Note or (except as provided in this Indenture) increase or reduce the interest payable on any Note (except that only the consent of the affected Noteholder shall be required for any decrease in an amount of or the rate of interest payable on such Note or any extension for the time of payment of any amount payable under such Note), or alter or modify the provisions of the Sale and Servicing Agreement with respect to the order of priorities in which distributions thereunder shall be made or with respect to the amount or time of payment of any such distribution,

         (ii) reduce, modify or amend any indemnities in favor of any Noteholder or in favor of or to be paid by the Trust Depositor (except as consented to by each Person adversely affected thereby),

         (iii) make any Note payable in money other than U.S. dollars,

         (iv) modify, amend or supplement the provisions of the Sale and Servicing Agreement relating to amendments, waivers and supplements to the Indenture, the Sale and Servicing Agreement or any other document, or

         (v) modify the definition of "Required Holders" or the percentage of Noteholders required to effect any modification of this Agreement.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of the Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and all conditions precedent to the execution of such supplemental indenture have been met. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the parties hereto and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes. Notwithstanding the foregoing, no supplemental indenture shall be effective unless prior written notice of the execution of such supplemental indenture was delivered to each Rating Agency.

         Section 9.05 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE TEN

                               REDEMPTION OF NOTES

         Section 10.01 Redemption.

         (a) In the event that the Seller pursuant to Section 11.03 of the Sale and Servicing Agreement purchases (through the Trust Depositor) the corpus of the Trust, the Notes are subject to redemption in whole, but not in part, on the Distribution Date on which such repurchase occurs, for a purchase price equal to the outstanding principal, and accrued interest on the Notes. The Seller, the Servicer or the Issuer shall furnish each Rating Agency notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.01(a), the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 20 days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.02 to each Holder of the Notes.

         (b) In the event that the assets of the Trust are sold pursuant to
Section 9.02 of the Trust Agreement and Section 5.02 of this Indenture, the proceeds of such sale shall be distributed as provided in Section 5.06. If amounts are to be paid to Noteholders pursuant to this Section 10.01(b), the Servicer or the Issuer shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than 20 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

         Section 10.02 Form of Redemption Notice. Notice of redemption under section 10.01(a) shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

         All notices of redemption shall state:

         (i) the Redemption Date;

         (ii) the Redemption Price; and

         (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

         Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

         Section 10.03 Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall, following notice of redemption (if any) as required by Section 10.02, on the Redemption Date become due and payable at the

Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

         Section 11.01 Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

         (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         Section 11.02 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Person as to other matters, and any such Person may certify or given an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article Six.

         Section 11.03 Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing and shall be subject to Section 5.12 hereof; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 11.04 Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows at the address specified in the Sale and Servicing Agreement for such recipient.

         Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         Section 11.05 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         Section 11.06 Alternate Payment and Notice Provisions. Notwithstanding any provisions of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         Section 11.07 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.08 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-Indenture Trustees and agents.

         Section 11.09 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.10 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.11 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 11.12 Governing Law. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.13 Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 11.14 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 11.15 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or Owner Trustee in its individual capacity, (ii) any owner of a beneficiary interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         Section 11.16 No Petition. The parties hereto, by entering into this Indenture, and each Noteholder, by accepting a Note or a beneficial interest in a Note, hereby covenant and agree that prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities they will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Transaction Documents.

         Section 11.17 Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested, the Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         Section 11.18 No Substantive Review of Compliance Documents. Other than as specifically set forth in the Indenture, any reports, information or other documents provided to the Indenture Trustee are for purposes only of enabling the sending party to comply with its document delivery requirements hereunder and such party's receipt of any such information shall not, in and of itself, constitute constructive or actual notice to the Indenture Trustee of any information contained therein or determinable from any information contained therein, including the Issuer or the Servicer's compliance with any of its covenants, representations or warranties hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.


                                FIDELITY EQUIPMENT LEASE TRUST 1999-1

                                By: First Union Trust Company, National
                                    Association, not in its individual capacity,
                                    but solely as Owner Trustee


                                    By:_________________________________________
                                       Name:
                                       Title:


                                HARRIS TRUST AND SAVINGS BANK, not in
                                its individual capacity but solely as Indenture Trustee


                                    By:_________________________________________
                                       Name:
                                       Title:

STATE OF              )
                      )   ss.:
COUNTY OF             )


         On June ___, 1999 before me, _________________________________________, personally appeared ____________________________,

[_]      personally known to me, or

[_] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which such person(s) acted, executed the instrument.

WITNESS my hand and official seal.

         Signature__________________________ [Seal]

STATE OF              )
                      )   ss.:
COUNTY OF             )


         On June ___, 1999 before me, _________________________________________, personally appeared ____________________________,

[_]      personally known to me, or

[_] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which such person(s) acted, executed the instrument.

WITNESS my hand and official seal.

         Signature__________________________ [Seal]

                                                                      EXHIBIT A

                      FORM OF SALE AND SERVICING AGREEMENT

                                                                     EXHIBIT B-1

                             FORM OF CLASS A-1 NOTE

[oBOOK-ENTRY ONLY: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.o]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE INDENTURE TRUSTEE THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QUALIFIED INSTITUTIONAL BUYER"), PURCHASING FOR ITS OWN ACCOUNT OR A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER OR PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT, IN THE CASE OF TRANSFERS PURSUANT TO THIS CLAUSE (3), TO (A) THE RECEIPT BY THE NOTE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN ANNEX A TO THE INDENTURE AND (B) IF REQUESTED BY THE NOTE REGISTRAR, THE RECEIPT BY THE NOTE REGISTRAR OF SUCH CERTIFICATES, LEGAL OPINIONS AND OTHER EVIDENCE ACCEPTABLE TO THE NOTE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

                                     B-1-1

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE REFERRED TO BELOW.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE ISSUER, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OTHER PERSON. THIS NOTE IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR ANY INSURER OR ANY OTHER PERSON. THIS NOTE IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS NOTE WILL BE MADE IN THE MANNER DESCRIBED IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      FIDELITY EQUIPMENT LEASE TRUST 1999-1
                    5.155% RECEIVABLE-BACKED NOTES, CLASS A-1

No. ___                                                        $56,955,084
                                                        CUSIP: 316136 AA 8

                  Fidelity Equipment Lease Trust 1999-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Fifty-six million, nine hundred fifty five thousand, eighty four and 00/100 Dollars ($56,955,084) payable on the earlier of June 15, 2000 (the "Class A-1 Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

                  This Class A-1 Note is transferable as provided in the Indenture, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Class A-1 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. No such transfer shall be so permitted unless (i) such transfer is made in a transaction which does not require registration under the Securities Act, and pursuant to an effective registration or qualification under any State securities or "Blue Sky" laws, or in a transaction which does not require such registration or qualification and (ii) the Holder thereof delivers to the Indenture Trustee the certification required under the Indenture with respect to the Securities Act, and the Employee Retirement Income Security Act of 1974, as amended.



                                     B-1-2

                  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year and actual days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-1-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.


Date:  June 2, 1999          FIDELITY EQUIPMENT LEASE TRUST 1999-1

                             By:  FIRST UNION TRUST COMPANY, NATIONAL
                                  ASSOCIATION, not in its individual
                                  capacity, but solely as Owner
                                  Trustee


                                  By:      _______________________
                                           Name:
                                           Title:



                                     B-1-4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within- mentioned Indenture.



                           HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely as Indenture Trustee


                           By:      ______________________
                                    Name:
                                    Title:





                                     B-1-5

                           [REVERSE OF CLASS A-1 NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 5.155% Receivable-Backed Notes, Class A-1 (the "Class A-1 Notes"), all issued under an Indenture, dated as of June 2, 1999 (the "Indenture"), between the Issuer and Harris Trust and Savings Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-1 Notes and the other Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to the subordination of certain Classes of Notes under certain circumstances as described in the Indenture and the Sale and Servicing Agreement.

                  Principal of the Class A-1 Notes will be payable on the earlier of the Class A-1 Maturity Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, unless the Required Holders waive such Event of Default in the manner provided in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date shall be made by wire transfer to the account to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payment shall be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes.



                                     B-1-6

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-1 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

                  The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Issuer will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note (and each Noteholder by acceptance of a beneficial interest in a Note), agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.


                                     B-1-7

                  Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer and with the consent of the Required Holders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.


                                     B-1-8

                                                                     EXHIBIT B-2

                             FORM OF CLASS A-2 NOTE

[oBOOK-ENTRY ONLY: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.o]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE INDENTURE TRUSTEE THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QUALIFIED INSTITUTIONAL BUYER"), PURCHASING FOR ITS OWN ACCOUNT OR A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER OR PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT, IN THE CASE OF TRANSFERS PURSUANT TO THIS CLAUSE (3), TO (A) THE RECEIPT BY THE NOTE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN ANNEX A TO THE INDENTURE AND (B) IF REQUESTED BY THE NOTE REGISTRAR, THE RECEIPT BY THE NOTE REGISTRAR OF SUCH CERTIFICATES, LEGAL OPINIONS AND OTHER EVIDENCE ACCEPTABLE TO THE NOTE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.


                                     B-2-1

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE REFERRED TO BELOW.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE ISSUER, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OTHER PERSON. THIS NOTE IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR ANY INSURER OR ANY OTHER PERSON. THIS NOTE IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS NOTE WILL BE MADE IN THE MANNER DESCRIBED IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      FIDELITY EQUIPMENT LEASE TRUST 1999-1
                    5.860% RECEIVABLE-BACKED NOTES, CLASS A-2

No. ___                                                            $27,949,428
                                                            CUSIP: 316136 AB 6

                  Fidelity Equipment Lease Trust 1999-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Twenty-seven million, nine hundred forty-nine thousand, four hundred twenty-eight and 00/100 Dollars ($27,949,428) payable on the earlier of September 15, 2001 (the "Class A-2 Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

                  This Class A-2 Note is transferable as provided in the Indenture, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Class A-2 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. No such transfer shall be so permitted unless (i) such transfer is made in a transaction which does not require registration under the Securities Act, and pursuant to an effective registration or qualification under any State securities or "Blue Sky" laws, or in a transaction which does not require such registration or qualification and (ii) the Holder thereof delivers to the Indenture Trustee the certification required under the Indenture with respect to the Securities Act, and the Employee Retirement Income Security Act of 1974, as amended.


                                     B-2-2

                  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-2-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.


Date:  June 2, 1999                FIDELITY EQUIPMENT LEASE TRUST 1999-1

                                   By:      FIRST UNION TRUST COMPANY, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity, but solely as Owner
                                            Trustee


                                            By:      _______________________
                                                     Name:
                                                     Title:







                                     B-2-4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within- mentioned Indenture.



                                        HARRIS TRUST AND SAVINGS BANK, not in
                                        its individual capacity but solely as
                                        Indenture Trustee


                                        By:      ______________________
                                                 Name:
                                                 Title:







                                     B-2-5

                           [REVERSE OF CLASS A-2 NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 5.860% Receivable-Backed Notes, Class A-2 (the "Class A-2 Notes"), all issued under an Indenture, dated as of June 2, 1999 (the "Indenture"), between the Issuer and Harris Trust and Savings Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-2 Notes and the other Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to the subordination of certain Classes of Notes under certain circumstances as described in the Indenture and the Sale and Servicing Agreement.

                  Principal of the Class A-2 Notes will be payable on the earlier of the Class A-2 Maturity Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, unless the Required Holders waive such Event of Default in the manner provided in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date shall be made by wire transfer to the account to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payment shall be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes.


                                     B-2-6

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-2 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

                  The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Issuer will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note (and each Noteholder by acceptance of a beneficial interest in a Note), agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.


                                     B-2-7

                  Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer and with the consent of the Required Holders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.


                                     B-2-8

                                                                     EXHIBIT B-3

                             FORM OF CLASS A-3 NOTE

[oBOOK-ENTRY ONLY: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.o]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE INDENTURE TRUSTEE THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QUALIFIED INSTITUTIONAL BUYER"), PURCHASING FOR ITS OWN ACCOUNT OR A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER OR PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT, IN THE CASE OF TRANSFERS PURSUANT TO THIS CLAUSE (3), TO (A) THE RECEIPT BY THE NOTE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN ANNEX A TO THE INDENTURE AND (B) IF REQUESTED BY THE NOTE REGISTRAR, THE RECEIPT BY THE NOTE REGISTRAR OF SUCH CERTIFICATES, LEGAL OPINIONS AND OTHER EVIDENCE ACCEPTABLE TO THE NOTE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

                                     B-3-1

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE REFERRED TO BELOW.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE ISSUER, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OTHER PERSON. THIS NOTE IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR ANY INSURER OR ANY OTHER PERSON. THIS NOTE IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS NOTE WILL BE MADE IN THE MANNER DESCRIBED IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      FIDELITY EQUIPMENT LEASE TRUST 1999-1
                    6.090% RECEIVABLE-BACKED NOTES, CLASS A-3

No. ___                                                       $20,880,822
                                                       CUSIP: 316136 AC 4

                  Fidelity Equipment Trust 1999-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Twenty million, eight hundred eighty thousand, eight hundred twenty-two and 00/100 Dollars ($20,880,822) payable on the earlier of July 15, 2002 (the "Class A-3 Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

                  This Class A-3 Note is transferable as provided in the Indenture, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Class A-3 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. No such transfer shall be so permitted unless (i) such transfer is made in a transaction which does not require registration under the Securities Act, and pursuant to an effective registration or qualification under any State securities or "Blue Sky" laws, or in a transaction which does not require such registration or qualification and (ii) the Holder thereof delivers to the Indenture Trustee the certification required under the Indenture with respect to the Securities Act, and the Employee Retirement Income Security Act of 1974, as amended.


                                     B-3-2

                  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-3-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.


Date:  June 2, 1999         FIDELITY EQUIPMENT LEASE TRUST 1999-1

                            By:    FIRST UNION TRUST COMPANY, NATIONAL
                                   ASSOCIATION, not in its individual capacity,
                                   but solely as Owner Trustee


                                   By:      _______________________
                                            Name:
                                            Title:




                                     B-3-4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within- mentioned Indenture.



                                    HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely as Indenture Trustee


                                    By:      ______________________
                                             Name:
                                             Title:


                                     B-3-5

                           [REVERSE OF CLASS A-3 NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.090% Receivable-Backed Notes, Class A-3 (the "Class A-3 Notes"), all issued under an Indenture, dated as of June 2, 1999 (the "Indenture"), among the Issuer and Harris Trust and Savings Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-3 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-3 Notes and the other Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to the subordination of certain Classes of Notes under certain circumstances as described in the Indenture and the Sale and Servicing Agreement.

                  Principal of the Class A-3 Notes will be payable on the earlier of the Class A-3 Maturity Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, unless the Required Holders waive such Event of Default in the manner provided in the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date shall be made by wire transfer to the account to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payment shall be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes.


                                     B-3-6

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-3 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

                  The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Issuer will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note (and each Noteholder by acceptance of a beneficial interest in a Note), agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.


                                     B-3-7

                  Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer and with the consent of the Required Holders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.


                                     B-3-8

                                                                     EXHIBIT B-4

                             FORM OF CLASS A-4 NOTE

[oBOOK-ENTRY ONLY: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.o]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE INDENTURE TRUSTEE THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QUALIFIED INSTITUTIONAL BUYER"), PURCHASING FOR ITS OWN ACCOUNT OR A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER OR PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT, IN THE CASE OF TRANSFERS PURSUANT TO THIS CLAUSE (3), TO (A) THE RECEIPT BY THE NOTE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN ANNEX A TO THE INDENTURE AND (B) IF REQUESTED BY THE NOTE REGISTRAR, THE RECEIPT BY THE NOTE REGISTRAR OF SUCH CERTIFICATES, LEGAL OPINIONS AND OTHER EVIDENCE ACCEPTABLE TO THE NOTE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.


                                     B-4-1

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE REFERRED TO BELOW.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE ISSUER, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OTHER PERSON. THIS NOTE IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR ANY INSURER OR ANY OTHER PERSON. THIS NOTE IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS NOTE WILL BE MADE IN THE MANNER DESCRIBED IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      FIDELITY EQUIPMENT LEASE TRUST 1999-1
                    6.300% RECEIVABLE-BACKED NOTES, CLASS A-4

No. ___                                                           $33,961,804
                                                           CUSIP: 316136 AD 2

                  Fidelity Equipment Lease Trust 1999-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Thirty-three million, nine hundred sixty-one thousand, eight hundred four and 00/100 Dollars ($33,961,804) payable on the earlier of November 15, 2004 (the "Class A-4 Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

                  This Class A-4 Note is transferable as provided in the Indenture, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Class A-4 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. No such transfer shall be so permitted unless (i) such transfer is made in a transaction which does not require registration under the Securities Act, and pursuant to an effective registration or qualification under any State securities or "Blue Sky" laws, or in a transaction which does not require such registration or qualification and (ii) the Holder thereof delivers to the Indenture Trustee the certification required under the Indenture with respect to the Securities Act, and the Employee Retirement Income Security Act of 1974, as amended.


                                     B-4-2

                  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-4-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.


Date:  June 2, 1999                FIDELITY EQUIPMENT LEASE TRUST 1999-1

                                   By:   FIRST UNION TRUST COMPANY, NATIONAL
                                         ASSOCIATION, not in its individual
                                         capacity, but solely as Owner Trustee


                                         By:      _______________________
                                                  Name:
                                                  Title:




                                     B-4-4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within- mentioned Indenture.



                                    HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely as Indenture Trustee


                                    By:      ______________________
                                             Name:
                                             Title:





                                     B-4-5

                           [REVERSE OF CLASS A-4 NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.300% Receivable-Backed Notes, Class A-4 (the "Class A-4 Notes"), all issued under an Indenture, dated as of June 2, 1999 (the "Indenture"), between the Issuer and Harris Trust and Savings Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-4 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-4 Notes and the other Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to the subordination of certain Classes of Notes under certain circumstances as described in the Indenture and the Sale and Servicing Agreement.

                  Principal of the Class A-4 Notes will be payable on the earlier of the Class A-4 Maturity Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, unless the Required Holders waive such Event of Default in the manner provided in the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date shall be made by wire transfer to the account to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payment shall be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes.


                                     B-4-6

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-4 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

                  The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Issuer will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note (and each Noteholder by acceptance of a beneficial interest in a Note), agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

                                     B-4-7

                  Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer and with the consent of the Required Holders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.


                                     B-4-8

                                                                       EXHIBIT C

                              FORM OF CLASS B NOTE

[oBOOK-ENTRY ONLY: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.o]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE INDENTURE TRUSTEE THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QUALIFIED INSTITUTIONAL BUYER"), PURCHASING FOR ITS OWN ACCOUNT OR A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER OR PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT, IN THE CASE OF TRANSFERS PURSUANT TO THIS CLAUSE (3), TO (A) THE RECEIPT BY THE NOTE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN ANNEX A TO THE INDENTURE AND (B) IF REQUESTED BY THE NOTE REGISTRAR, THE RECEIPT BY THE NOTE REGISTRAR OF SUCH CERTIFICATES, LEGAL OPINIONS AND OTHER EVIDENCE ACCEPTABLE TO THE NOTE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE REFERRED TO BELOW.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE ISSUER, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OTHER PERSON. THIS NOTE IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR ANY INSURER OR ANY OTHER PERSON. THIS NOTE IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS NOTE WILL BE MADE IN THE MANNER DESCRIBED IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      FIDELITY EQUIPMENT LEASE TRUST 1999-1
                     6.590% RECEIVABLE-BACKED NOTES, CLASS B

No. ___                                                           $9,749,800
                                                           CUSIP: 316136 AE 0

                  Fidelity Equipment Lease Trust 1999-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Nine million, seven hundred forty-nine thousand, eight hundred and 00/100 Dollars ($9,749,800) payable on the earlier of February 15, 2006 (the "Class B Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

                  This Class B Note is transferable as provided in the Indenture, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Class B Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. No such transfer shall be so permitted unless (i) such transfer is made in a transaction which does not require registration under the Securities Act, and pursuant to an effective registration or qualification under any State securities or "Blue Sky" laws, or in a transaction which does not require such registration or qualification and (ii) the Holder thereof delivers to the Indenture Trustee the certification required under the Indenture with respect to the Securities Act, and the Employee Retirement Income Security Act of 1974, as amended.

                  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.


Date  June 2, 1999                  FIDELITY EQUIPMENT LEASE TRUST 1999-1

                                    By:  FIRST UNION TRUST COMPANY, NATIONAL
                                         ASSOCIATION, not in its individual
                                         capacity, but solely as Owner Trustee


                                         By:      _______________________
                                                  Name:
                                                  Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within- mentioned Indenture.



                                         HARRIS TRUST AND SAVINGS BANK, not in
                                         its individual capacity but solely as
                                         Indenture Trustee


                                         By:      ______________________
                                                  Name:
                                                  Title

                            [REVERSE OF CLASS B NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.590% Receivable-Backed Notes, Class B (the "Class B Notes"), all issued under an Indenture, dated as of June 2, 1999 (the "Indenture"), between the Issuer and Harris Trust and Savings Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class B Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class B Notes and the other Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to the subordination of certain Classes of Notes under certain circumstances as described in the Indenture and the Sale and Servicing Agreement.

                  Principal of the Class B Notes will be payable on the earlier of the Class B Maturity Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, unless the Required Holders waive such Event of Default in the manner provided in the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date shall be made by wire transfer to the account to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payment shall be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

                  The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Issuer will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note (and each Noteholder by acceptance of a beneficial interest in a Note), agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer and with the consent of the Required Holders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT D

                              FORM OF CLASS C NOTE

[oBOOK-ENTRY ONLY: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.o]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE INDENTURE TRUSTEE THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QUALIFIED INSTITUTIONAL BUYER"), PURCHASING FOR ITS OWN ACCOUNT OR A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER OR PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT, IN THE CASE OF TRANSFERS PURSUANT TO THIS CLAUSE (3), TO (A) THE RECEIPT BY THE NOTE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN ANNEX A TO THE INDENTURE AND (B) IF REQUESTED BY THE NOTE REGISTRAR, THE RECEIPT BY THE NOTE REGISTRAR OF SUCH CERTIFICATES, LEGAL OPINIONS AND OTHER EVIDENCE ACCEPTABLE TO THE NOTE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE REFERRED TO BELOW.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE ISSUER, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OTHER PERSON. THIS NOTE IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR ANY INSURER OR ANY OTHER PERSON. THIS NOTE IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS NOTE WILL BE MADE IN THE MANNER DESCRIBED IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      FIDELITY EQUIPMENT LEASE TRUST 1999-1
                     7.860% RECEIVABLE-BACKED NOTES, CLASS C

No. ___                                                             $4,874,900
                                                             CUSIP: 316136 AF 7

                  Fidelity Equipment Lease Trust 1999-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Four million, eight hundred seventy-four thousand, nine hundred and 00/100 Dollars ($4,874,900) payable on the earlier of August 15, 2006 (the "Class C Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

                  This Class C Note is transferable as provided in the Indenture, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Class C Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. No such transfer shall be so permitted unless (i) such transfer is made in a transaction which does not require registration under the Securities Act, and pursuant to an effective registration or qualification under any State securities or "Blue Sky" laws, or in a transaction which does not require such registration or qualification and (ii) the Holder thereof delivers to the Indenture Trustee the certification required under the Indenture with respect to the Securities Act, and the Employee Retirement Income Security Act of 1974, as amended.

                  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.


Date:  June 2, 1999                  FIDELITY EQUIPMENT LEASE TRUST 1999-1

                                     By:   FIRST UNION TRUST COMPANY, NATIONAL
                                           ASSOCIATION, not in its individual
                                           capacity, but solely as Owner
                                           Trustee


                                           By:      _______________________
                                                    Name:
                                                    Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within- mentioned Indenture.



                            HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely as Indenture Trustee


                            By:      ______________________
                                     Name:
                                     Title:

                            [REVERSE OF CLASS C NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 7.860% Receivable-Backed Notes, Class C (the "Class C Notes"), all issued under an Indenture, dated as of June 2, 1999 (the "Indenture"), between the Issuer and Harris Trust and Savings Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class C Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class C Notes and the other Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to the subordination of certain Classes of Notes under certain circumstances as described in the Indenture and the Sale and Servicing Agreement.

                  Principal of the Class C Notes will be payable on the earlier of the Class C Maturity Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, unless the Required Holders waive such Event of Default in the manner provided in the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date shall be made by wire transfer to the account to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payment shall be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class C Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

                  The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Issuer will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note (and each Noteholder by acceptance of a beneficial interest in a Note), agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer and with the consent of the Required Holders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT E

                              FORM OF CLASS D NOTE


EACH TRANSFEREE ACQUIRING THIS NOTE AND EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE ACQUIRING SUCH BENEFICIAL INTEREST (THE PROSPECTIVE TRANSFEREE AND THE PROSPECTIVE OWNER OF A BENEFICIAL INTEREST, COLLECTIVELY, THE "PROSPECTIVE HOLDER"), SHALL, UNLESS THE ISSUER AND THE SERVICER SHALL OTHERWISE CONSENT IN WRITING, REPRESENT AND WARRANT, IN WRITING TO THE ISSUER, THE SERVICER, AND THE INDENTURE TRUSTEE THAT THE PROSPECTIVE HOLDER IS NOT AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF ERISA THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR A "PLAN" WITHIN THE MEANING OF SECTION 4975(E)(1) OF THE CODE (ANY SUCH PLAN OR EMPLOYEE BENEFIT PLAN, A "BENEFIT PLAN"), AND THAT THE PROSPECTIVE HOLDER IS NOT DIRECTLY OR INDIRECTLY PURCHASING THIS NOTE IN ANY OTHER CAPACITY ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, IN ANY OTHER CAPACITY ON BEHALF OF OR WITH THE ASSETS OF, A BENEFIT PLAN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE INDENTURE TRUSTEE THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QUALIFIED INSTITUTIONAL BUYER"), PURCHASING FOR ITS OWN ACCOUNT OR A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER OR PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT, IN THE CASE OF TRANSFERS PURSUANT TO THIS CLAUSE (3), TO (A) THE RECEIPT BY THE NOTE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN ANNEX A TO THE INDENTURE AND (B) IF REQUESTED BY THE NOTE REGISTRAR, THE RECEIPT BY THE NOTE REGISTRAR OF SUCH CERTIFICATES, LEGAL OPINIONS AND OTHER EVIDENCE ACCEPTABLE TO THE NOTE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE REFERRED TO BELOW.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE ISSUER, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OTHER PERSON. THIS NOTE IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR ANY INSURER OR ANY OTHER PERSON. THIS NOTE IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS NOTE WILL BE MADE IN THE MANNER DESCRIBED IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      FIDELITY EQUIPMENT LEASE TRUST 1999-1
                     6.180% RECEIVABLE-BACKED NOTES, CLASS D

No. ___                                                            $4,468,658
                                                            CUSIP: 316136 AG 5

                  Fidelity Equipment Lease Trust 1999-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Fidelity Equipment Lease Depositor I, LLC, or registered assigns, the principal sum of Four million, four hundred sixty eight thousand, six hundred fifty-eight and 00/100 Dollars ($4,468,658) payable on the earlier of April 15, 2008 (the "Class D Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

                  This Class D Note is transferable as provided in the Indenture, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Class D Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. No such transfer shall be so permitted unless (i) such transfer is made in a transaction which does not require registration under the Securities Act, and pursuant to an effective registration or qualification under any State securities or "Blue Sky" laws, or in a transaction which does not require such registration or qualification and (ii) the Holder thereof delivers to the Indenture Trustee the certification required under the Indenture with respect to the Securities Act, and the Employee Retirement Income Security Act of 1974, as amended.

                  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.


Date:  June 2, 1999                   FIDELITY EQUIPMENT LEASE TRUST 1999-1

                                      By:   FIRST UNION TRUST COMPANY, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity, but solely as Owner
                                            Trustee


                                            By:      _______________________
                                                     Name:
                                                     Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within- mentioned Indenture.



                             HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely as Indenture Trustee


                             By:      ______________________
                                      Name:
                                      Title:

                            [REVERSE OF CLASS D NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.180% Receivable-Backed Notes, Class D (the "Class D Notes"), all issued under an Indenture, dated as of June 2, 1999 (the "Indenture"), between the Issuer and Harris Trust and Savings Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class D Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class D Notes and the other Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to the subordination of certain Classes of Notes under certain circumstances as described in the Indenture and the Sale and Servicing Agreement.

                  Principal of the Class D Notes will be payable on the earlier of the Class D Maturity Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, unless the Required Holders waive such Event of Default in the manner provided in the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Class D Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date shall be made by wire transfer to the account to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payment shall be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class D Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

                  The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Issuer will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note (and each Noteholder by acceptance of a beneficial interest in a Note), agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer and with the consent of the Required Holders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT F

                             FORM OF NOTE ASSIGNMENT


                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

-------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------





-------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


-------------------------------------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing


-------------------------------------------------------------------------------
to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:  _______________________



Signature Guaranteed:




---------------------------------------------    --------------------------------------------------
Signature must be guaranteed by an eligible      Notice: The signature(s) on this assignment
guarantor  institution which is a participant    must correspond with the name(s) as it appears
in the Securities Transfer Medallion Program     on the face of the within Note in every
(STAMP) or similar guarantee program.            particular, without Agent's alteration
                                                 signature or enlargement or any change whatsoever.



                       __________________________________
                              (Authorized Officer)

                                                                       EXHIBIT G

                        FORM OF NOTE DEPOSITORY AGREEMENT

                  [Standard Form DTC Letter of Representations]

                                                                         ANNEX A

                            FORM OF INVESTOR'S LETTER

Harris Trust and Savings Bank
311 West Monroe Street, 12th Floor
Chicago, Illinois  60606
Attention:  Indenture Trust Administration

                  Re:  Fidelity Equipment Lease Trust 1999-1,
                       Receivable-Backed Notes, Series 1999-1

Ladies and Gentlemen:

                  In connection with our proposed purchase of $____________ aggregate principal amount of ___% Class [A-1] [A-2] [A-3] [A-4] [B] [C] [D] Receivable-Backed Notes, Series 1999-1, Due [_______] (the "Notes"), issued pursuant to the Indenture, dated as of June 2, 1999 (the "Indenture"), between Fidelity Equipment Lease Trust 1999-1 (the "Trust") and Harris Trust and Savings Bank, as Trustee, we represent and agree as follows:

                  [[For Institutional Accredited Investors only] 1. We are an institutional "accredited investor" (an entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an "institutional accredited investor") as to each of which we exercise sole investment discretion.]

                  [[For Qualified Institutional Buyers only] 1. The Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser is aware that the transfer is being made in reliance on Rule 144A, and the Purchaser has had the opportunity to obtain the information required to be provided pursuant to paragraph (d)(4)(i) or Rule 144A.]

                  2. The Purchaser's intention is to acquire the Notes (a) for investment for the Purchaser's own account or (b) for resale to (i) "qualified institutional buyers" in transactions under Rule 144A, or (ii) to institutional "accredited investors" meeting the requirements of Rule 501(a)(1),
(2), (3) or (7) of Regulation D promulgated under the Securities Act, pursuant to any other exemption from the registration requirements of the Securities Act, subject in the case of this clause (ii) to (a) the receipt by the Note Registrar of a letter substantially in the form hereof, and (b) the receipt by the Note Registrar of such other evidence acceptable to the Note Registrar that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws. It understands that the Notes have not been registered under the Securities Act, by reason of a specified exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the Purchaser's investment intent (or intent to resell to only certain investors in certain exempted transactions) as expressed herein.

                  3. The Purchaser acknowledges that the Notes (and any
Note issued on transfer or exchange thereof) have not been registered or qualified under the Securities Act or the securities laws of any State or any other jurisdiction, and that the Notes cannot be resold unless they are registered or qualified thereunder or unless an exemption from such registration or qualification is available.

                  4. The Purchaser has received and reviewed the Private Placement Memorandum dated May 26, 1999, relating to the Notes (the "Private Placement Memorandum") and the agreements and other materials referred to therein and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by the Private Placement Memorandum.

                                   Annex A-1

                  5. The Purchaser will not sell or otherwise transfer any portion of the Note, except in compliance with the Indenture.

                  6. Check one of the following:*

___ The Purchaser is a "U.S. Person" and it has attached hereto an Internal Revenue Service ("IRS") Form W-9 (or successor form).

___ The Purchaser is not a "U.S. Person" and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Note Registrar (or its agent) with respect to distributions to be made on the Note(s). The Purchaser has attached hereto either (i) a duly executed IRS Form W-8 (or successor form), which identifies such Purchaser as the beneficial owner of the Note(s) and states that such Purchaser is not a U.S. Person or (ii) two duly executed copies of IRS Form 4224 (or successor form), which identify such Purchaser as the beneficial owner of the Note(s) and state that interest on the Note is, or is expected to be, effectively connected with a U.S. trade or business. The Purchaser agrees to provide to the Note Registrar updated IRS Forms W-8 or IRS Forms 4224, as the case may be, any applicable successor IRS forms, or such other certificates as the Note Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Note Registrar.

For this purpose, "U.S. Person" means a citizen or resident of the United States, a corporation, or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

                  7. The Purchaser represents and warrants that either:(i) it is not purchasing the Notes with the assets of an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) part of the assets to be used to purchase the Notes constitutes assets of any such plan and one or more exemptions from the prohibited transaction rules of ERISA, including but not limited to Prohibited Transaction Class Exemptions ("PTCE") 84-14, PTCE 90-1, PTCE 95-60, PTCE 91-38, and PTCE 96-23 applies such that use of such assets to acquire and hold the Notes does not and will not constitute a non-exempt prohibited transaction for purposes of ERISA.

                  8. The Purchaser will treat the Notes as indebtedness for tax and U.S. GAAP purposes

                  [Paragraphs 9 through 15 apply for Purchasers of Class D Notes only]

                  9. The Purchaser has neither acquired nor will it Transfer any Class D Note it acquires (or any interest therein) or cause any Class D Note (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any Treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. The Purchaser understands that any transfer effected through an established securities market shall be void.

                  10. The Purchaser is a U.S. Person and the sole legal and beneficial owner of the Class D Note.

--------
*Each Purchaser must include one of the two alternative certifications.

                                   Annex A-2

                  11. The Purchaser is not and will not become a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes or, if it is or becomes such an entity, less than 50 percent of the aggregate value of the assets of such entity are and at all times will be attributable to interests in the Trust.

                  12. The Purchaser understands that no subsequent Transfer of a Class D Note is permitted unless (i) such Transfer is of a Class D Note with a denomination of at least $500,000 and (ii) the Trust Depositor and the Servicer each consent in writing to the proposed Transfer, which consent shall be granted unless either the Trust Depositor or the Servicer, acting pursuant to advice of counsel, determines that such Transfer would create a material risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, that an attempted Transfer that would cause the number of Targeted Holders (as defined in the Private Placement Memorandum) to exceed one hundred shall be void.

                  13. The Purchaser understands that the opinion of tax counsel to the Trust that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 8, 9, 10, 11 and 12 and that in addition to its being subject to having its purchase rescinded, it will be liable for damages.

                  14. The Purchaser understands that any purported Transfer of any Class D Note in contravention of the restrictions and conditions in the paragraphs above (including any violation of the representation in paragraph 11 by an investor who continues to hold a Class D Note occurring any time after the Transfer in which it acquired such Class D Note) shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a Class D Noteholder for any purpose.

                  15. The Purchaser further understands that, on any proposed resale, pledge or Transfer of any Class D Notes, it will be required to furnish to the Indenture Trustee and other appropriate parties as required, such certification and other information as the Indenture Trustee or such other party may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Class D Notes, and the Indenture pursuant to which the Class D Notes were issued and it agrees that if it determines to Transfer any Class D Note, it will cause its proposed transferee to provide the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee with a letter substantially in the form of this letter subject to the qualification set forth in the Private Placement Memorandum related to paragraphs 1 and 3 hereof. The Purchaser further understands that Class D Notes purchased by it will bear a legend to the foregoing effect.

                  Terms used but not defined herein shall have the meanings ascribed thereto in the Indenture.

                                       Very truly yours,

                                       [Purchaser]


                                       By:      ______________________________
                                                Name:
                                                Title:





                                    Annex A-3